EXHIBIT 99.2















                               FOURTH QUARTER 2006

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                    Supplemental Operating and Financial Data
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                    Camden Fairfax Corner - Fairfax, Virginia
      488 Apartment Homes - Stabilized January 2007, Currently 94% Occupied




                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN                                                    TABLE OF CONTENTS


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                                                                      Page
Press Release Text                                                       3
Financial Highlights                                                     6
Operating Results                                                        7
Funds from Operations                                                    8
Balance Sheets                                                           9
Portfolio Statistics                                                    10
Components of Property Net Operating Income                             11
"Same Property" Fourth Quarter Comparisons                              12
"Same Property" Sequential Quarter Comparisons                          13
"Same Property" Year to Date Comparisons                                14
Joint Venture Operations                                                15
Current Development Pipeline                                            16
Joint Venture Development Pipeline                                      17
Future Development Pipeline & Land Held for Sale                        18
Mezzanine Financing Summary                                             19
Acquisitions & Dispositions                                             20
Debt Analysis                                                           21
Debt Covenant Analysis                                                  22
Capitalized Expenditures & Maintenance Expense                          23
2007 Financial Outlook                                                  24
Non-GAAP Financial Measures - Definitions & Reconciliations             25
Other Data                                                              27
Community Table                                                         28

                         Camden Property Trust Announces
               Fourth Quarter and Full Year 2006 Operating Results


    HOUSTON--(BUSINESS WIRE)--Feb. 8, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the fourth quarter of 2006 totaled $0.87 per diluted share or $54.7 million, as compared to $0.84 per diluted share or $49.5 million for the same period in 2005.

    FFO for the twelve months ended December 31, 2006 totaled $3.88 per diluted share or $237.8 million, as compared to $3.47 per diluted share or $195.3 million for the same period in 2005. FFO for the twelve months ended December 31, 2006 included a $0.43 per diluted share impact from gain on sale of land. FFO for the twelve months ended December 31, 2005 included a $0.43 per diluted share impact from the sale of technology investments, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income ("EPS") of $31.4 million or $0.53 per diluted share for the fourth quarter of 2006, as compared to $12.9 million or $0.23 per diluted share for the same period in 2005. EPS for the three months ended December 31, 2006 included a $0.31 per diluted share impact from gain on sale of land and discontinued operations. EPS for the three months ended December 31, 2005 included a $0.21 per diluted share impact from gain on sale of land, joint venture properties and discontinued operations.

    For the twelve months ended December 31, 2006, net income totaled $232.8 million or $3.96 per diluted share, as compared to $199.1 million or $3.58 per diluted share for the same period in 2005. EPS for the twelve months ended December 31, 2006 included a $3.35 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations. EPS for the twelve months ended December 31, 2005 included a $3.20 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations, a $0.43 per diluted share impact from the sale of technology investments, a $0.57 per diluted share charge related to the amortization of acquired in place leases, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 46,565 apartment homes included in consolidated same-property results, fourth quarter 2006 same-property net operating income ("NOI") increased 6.3% compared to the fourth quarter of 2005, with revenues increasing 5.6% and expenses increasing 4.6%. On a sequential basis, fourth quarter 2006 same-property NOI increased 1.7% compared to the third quarter of 2006, with revenues declining 0.5% and expenses declining 3.8% compared to the prior quarter. On a full-year basis, 2006 same-property NOI increased 8.6%, with revenue growth of 7.4% and expense growth of 5.4% compared to the same period in 2005. Same-property physical occupancy levels for the combined portfolio averaged 94.0% during the fourth quarter of 2006, compared to 96.3% in the fourth quarter of 2005 and 94.9% in the third quarter of 2006.

    The Company defines same-property communities as communities owned by either Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of December 31, 2006, Camden had four completed apartment communities in lease-up: Camden Fairfax Corner in Fairfax, VA, an $82.0 million project that is currently 93% leased; Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 77% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 69% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 43% leased.

    The Company's current development pipeline includes eight wholly-owned communities and an expansion of an existing property, comprising 2,719 apartment homes and a total budgeted cost of $571.5 million. Camden also has five joint venture communities under development comprising 1,528 apartment homes and a total budgeted cost of $367.9 million. Of the 13 communities currently under development, two are presently in lease-up: Camden Clearbrook in Frederick, MD is currently 78% leased; and Camden Old Creek in San Marcos, CA is currently 40% leased.

    Disposition Activity

    During the quarter, the Company disposed of two Houston communities which were previously held for sale. Camden Crossing (366 homes) and Camden Wyndham (448 homes) were sold for a total price of $32.5 million, resulting in a gain on sale of $18.9 million.

    Properties and Land Held for Sale

    At December 31, 2006, Camden had three operating communities consisting of 930 apartment homes classified as held for sale. These properties included: Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO.

    The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at year-end.

    Earnings Guidance

    Camden provided initial earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. Full-year 2007 FFO is expected to be $3.60 to $3.90 per diluted share, and full-year 2007 EPS is expected to be $0.95 to $1.25 per diluted share. First quarter 2007 earnings guidance is $0.87 to $0.91 per diluted share for FFO and $0.20 to $0.24 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's initial 2007 earnings guidance is based on projections of same-property NOI growth between 5.5% and 7.5%, acquisitions of $0 - $100 million, dispositions of $175 - $450 million and new development starts of $350 - $500 million. Additional information on the Company's 2007 financial outlook and a reconciliation of expected net income to expected FFO are included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, February 9, 2007 at 10:00 a.m. Central Time to review its fourth quarter and full-year 2006 results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0782 (domestic) or
(201) 689-8567 (international) by 9:50 a.m. Central Time and request the Camden Property Trust Fourth Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 186 properties containing 63,843 apartment homes across the United States. Upon completion of 13 properties under development and the expansion of an existing property, the Company's portfolio will increase to 68,090 apartment homes in 199 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.



CAMDEN                                                                                                  FINANCIAL HIGHLIGHTS
                                                          (In thousands, except per share, property data amounts and ratios)

----------------------------------------------------------------------------------------------------------------------------
        (Unaudited)
                                                            Three Months Ended December 31,  Twelve Months Ended December 31,
                                                            -------------------------------  ---------------------------------
                                                                      2006            2005             2006         2005 (a)
                                                            -------------------------------  -------------------------------
Total property revenues (b)                                       $149,677        $142,219         $599,430        $522,081

EBITDA                                                              83,491          80,935          337,974         316,908

Net income                                                          31,364          12,887          232,846         199,086
      Per share - basic                                               0.54            0.24             4.11            3.83
      Per share - diluted                                             0.53            0.23             3.96            3.58

Income from continuing operations                                   11,197          10,817          128,968         155,126
       per share - basic                                              0.19            0.20             2.28            2.98
       per share - diluted                                            0.19            0.19             2.21            2.79

Funds from operations                                               54,724          49,468          237,790         195,290
       Per share - diluted                                            0.87            0.84             3.88            3.47

Dividends per share                                                   0.66            0.64             2.64            2.54
Dividend payout ratio                                                75.9%           76.2%            68.0%           73.2%

Interest expensed                                                   26,752          30,132          118,344         111,548
Interest capitalized                                                 4,644           4,856           20,626          17,513
    Total interest incurred                                         31,396          34,988          138,970         129,061

Principal amortization                                               3,539           3,549           14,070          13,917
Preferred dividends & distributions                                  1,750           1,750            7,000           7,028

Interest expense coverage ratio                                        3.1 x           2.7 x            2.9 x           2.8 x
Total interest coverage ratio                                          2.7 x           2.3 x            2.4 x           2.5 x
Fixed charge expense coverage ratio                                    2.6 x           2.3 x            2.4 x           2.4 x
Total fixed charge coverage ratio                                      2.3 x           2.0 x            2.1 x           2.1 x

Same property NOI increase (c)                                        6.3%            6.1%             8.6%            3.5%
  (# of apartment homes included)                                   46,565          48,014           46,565          48,014

Gross turnover of apartment homes (annualized)                         65%             63%              73%             64%
Net turnover (excludes on-site transfers and transfers
  to other Camden communities)                                         57%             57%              65%             58%


                                                                                                    As of December 31,
                                                                                             -------------------------------
                                                                                                       2006            2005
                                                                                             -------------------------------
Total assets                                                                                     $4,586,050      $4,487,799
Total debt                                                                                       $2,330,976      $2,633,091
Common and common equivalent shares, outstanding end of period (d)                                   63,003          58,730
Share price, end of period                                                                           $73.85          $57.92
Preferred units, end of period                                                                      $97,925         $97,925
Book equity value, end of period (e)                                                             $1,957,867      $1,591,926
Market equity value, end of period (e)                                                           $4,752,772      $3,501,642

Debt to total market capitalization ratio                                                             32.9%           42.9%

Unencumbered real estate assets (at cost)
   to unsecured debt ratio                                                                             236%            200%



(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Excludes discontinued operations.

(c) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.

(d) Includes at December 31, 2006: 59,242 common shares (including 768 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (3,761)

(e) Includes: common shares, preferred and common units, and common share equivalents



Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.



CAMDEN                                                                                                     OPERATING RESULTS
                                                                  (In thousands, except per share and property data amounts)

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(Unaudited)                                                               Three Months Ended              Twelve Months Ended
                                                                            December 31,                    December 31,
                                                                          ---------------------        ------------------------
OPERATING DATA                                                              2006        2005                2006      2005 (a)
                                                                          ---------------------        ------------------------
Property revenues
Rental revenues                                                           $135,655    $130,971            $544,236    $479,221
Other property revenues                                                     14,022      11,248              55,194      42,860
                                                                          ---------------------        ------------------------
   Total property revenues                                                 149,677     142,219             599,430     522,081

Property expenses
Property operating and maintenance                                          41,721      39,084             165,810     145,044
Real estate taxes                                                           14,543      14,804              63,388      57,316
                                                                          ---------------------        ------------------------
   Total property expenses                                                  56,264      53,888             229,198     202,360

Non-property income
Fee and asset management                                                     3,011       1,983              14,041      12,912
Sale of technology investments                                                   -           7               1,602      24,206
Interest and other income                                                    3,674         972               9,771       7,373
Income on deferred compensation plans                                        5,808       1,094              10,116       6,421
                                                                          ---------------------        ------------------------
   Total non-property income                                                12,493       4,056              35,530      50,912

Other expenses
Property management                                                          4,669       4,795              18,490      16,145
Fee and asset management                                                     1,089       1,898               9,382       6,897
General and administrative                                                  12,285       6,828              37,584      24,845
Transaction compensation and merger expenses                                     -           -                   -      14,085
Impairment provisions on technology investments                                  -         130                   -         130
Interest                                                                    26,752      30,132             118,344     111,548
Depreciation and amortization                                               40,565      45,588             158,510     164,705
Amortization of deferred financing costs                                       916         867               3,813       3,739
Expense on deferred compensation plans                                       5,808       1,094              10,116       6,421
                                                                          ---------------------        ------------------------
   Total other expenses                                                     92,084      91,332             356,239     348,515
                                                                          ---------------------        ------------------------

Income from continuing operations before gain on sale of properties, impairment loss on sale of land, equity in income of joint
    ventures and minority interests                                         13,822       1,055              49,523      22,118
Gain (loss) on sale of properties, including land                             (104)        797              97,452     132,914
Impairment loss on sale of land                                                  -        (339)                  -        (339)
Equity in income of joint ventures                                             642      11,521               5,156      10,049
Minority interests:
Distributions on perpetual preferred units                                  (1,750)     (1,750)             (7,000)     (7,028)
Original issuance costs on redeemed perpetual preferred units                    -           -                   -        (365)
Income allocated to common units and other minority interests               (1,413)       (467)            (16,163)     (2,223)
                                                                          ---------------------        ------------------------
Income from continuing operations                                           11,197      10,817             128,968     155,126
Income from discontinued operations                                          1,436       2,131               6,434       8,249
Gain on sale of discontinued operations                                     18,879          60              99,273      36,175
Income from discontinued operations allocated to common units                 (148)       (121)             (1,829)       (464)
                                                                          ---------------------        ------------------------
Net income                                                                 $31,364     $12,887            $232,846    $199,086
                                                                          =====================        ========================

PER SHARE DATA
  Net income - basic                                                         $0.54       $0.24               $4.11       $3.83
  Net income - diluted                                                        0.53        0.23                3.96        3.58
  Income from continuing operations - basic                                   0.19        0.20                2.28        2.98
  Income from continuing operations - diluted                                 0.19        0.19                2.21        2.79

Weighted average number of common and
  common equivalent shares outstanding:
     Basic                                                                  58,432      54,097              56,660      52,000
     Diluted                                                                59,738      56,869              59,524      56,313

PROPERTY DATA
  Total operating properties (end of period) (b)                               186         191                 186         191
  Total operating apartment homes in operating properties
    (end of period)(b)                                                      63,843      65,580              63,843      65,580
  Total operating apartment homes (weighted average)                        53,530      57,120              55,850      55,056
  Total operating apartment homes - excluding
    discontinued operations (weighted average)                              51,908      53,149              53,387      50,765


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.


   CAMDEN                                                                                                   FUNDS FROM OPERATIONS
                                                                       (In thousands, except per share and property data amounts)

 --------------------------------------------------------------------------------------------------------------------------------
 (Unaudited)                                                         Three Months Ended                Twelve Months Ended
                                                                        December 31,                       December 31,
                                                                  ---------------------------     -------------------------------
 FUNDS FROM OPERATIONS                                               2006          2005               2006          2005 (a)
                                                                  ---------------------------     -------------------------------

   Net income                                                          $31,364       $12,887           $232,846         $199,086
   Real estate depreciation and amortization
     from continuing operations                                         39,919        44,989            155,883          162,228
   Real estate depreciation from discontinued operations                     -         1,162              1,350            6,549
   Adjustments for unconsolidated joint ventures                         1,021         1,049              3,326            4,298
   Income from continuing operations allocated to common units           1,109           425             15,708            2,051
   Income from discontinued operations allocated to common units           148           121              1,829              464
   (Gain) loss on sale of operating properties                             100             -            (91,481)        (132,117)
   (Gain) on sale of discontinued operations                           (18,937)            -            (78,823)         (36,104)
   (Gain) on sale of joint venture properties                                -       (11,165)            (2,848)         (11,165)
                                                                  ---------------------------     -------------------------------
      Funds from operations - diluted                                  $54,724       $49,468           $237,790         $195,290
                                                                  ===========================     ===============================
 PER SHARE DATA
   Funds from operations - diluted                                       $0.87         $0.84              $3.88            $3.47
   Cash distributions                                                     0.66          0.64               2.64             2.54

 Weighted average number of common and
   common equivalent shares outstanding:
      FFO - diluted                                                     62,994        58,741             61,253           56,313

 PROPERTY DATA
   Total operating properties (end of period) (b)                          186           191                186              191
   Total operating apartment homes in operating
     properties (end of period)(b)                                      63,843        65,580             63,843           65,580
   Total operating apartment homes (weighted average)                   53,530        57,120             55,850           55,056
   Total operating apartment homes - excluding
     discontinued operations (weighted average)                         51,908        53,149             53,387           50,765


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.


    CAMDEN                                                                                                      BALANCE SHEETS
                                                                                                                 (In thousands)

    ----------------------------------------------------------------------------------------------------------------------------
      (Unaudited)                                         Dec 31,        Sep 30,        Jun 30,        Mar 31,        Dec 31,
                                                             2006           2006           2006           2006           2005
                                                   -----------------------------------------------------------------------------
ASSETS
Real estate assets, at cost
    Land                                             $   693,312    $   683,645    $   697,690    $   664,219    $   646,854
    Buildings and improvements                         4,036,286      3,988,031      4,074,737      3,892,700      3,840,969
                                                   -------------------------------------------------------------------------
                                                       4,729,598      4,671,676      4,772,427      4,556,919      4,487,823
    Accumulated depreciation                            (762,011)      (725,790)      (786,208)      (732,984)      (716,650)
                                                   -------------------------------------------------------------------------
          Net operating real estate assets             3,967,587      3,945,886      3,986,219      3,823,935      3,771,173
    Properties under development, including land         369,861        351,246        427,500        419,843        372,976
    Investments in joint ventures                          9,245          8,266          8,270          8,199          6,096
    Properties held for sale                              32,763         45,074         55,562        188,477        172,112
                                                   -------------------------------------------------------------------------
          Total real estate assets                     4,379,456      4,350,472      4,477,551      4,440,454      4,322,357
    Accounts receivable - affiliates                      34,170         33,624         33,408         33,361         34,084
    Notes receivable
          Affiliates                                      41,478         31,037         23,327         22,531         11,916
          Other                                            3,855          3,855          9,211         13,264         13,261
    Other assets, net (a)                                121,336        112,801        111,636        102,269         99,516
    Cash and cash equivalents                              1,034          8,061         49,700          1,256          1,576
    Restricted cash                                        4,721          5,541          5,194          5,269          5,089
                                                   -------------------------------------------------------------------------
          Total assets                               $ 4,586,050    $ 4,545,391    $ 4,710,027    $ 4,618,404    $ 4,487,799
                                                   =========================================================================



    LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities
        Notes payable
          Unsecured                                  $ 1,759,498    $ 1,693,106    $ 1,940,693    $ 2,118,403    $ 2,007,164
          Secured                                        571,478        587,347        620,592        623,250        625,927
    Accounts payable and accrued expenses                124,834        120,566        117,301        116,215        108,979
    Accrued real estate taxes                             23,306         41,165         31,280         17,818         26,070
    Other liabilities (b)                                105,999        101,332         99,460         98,327         88,811
    Distributions payable                                 43,068         43,056         43,031         40,612         38,922
                                                   -------------------------------------------------------------------------
          Total liabilities                            2,628,183      2,586,572      2,852,357      3,014,625      2,895,873

    Commitments and contingencies

    Minority interests
       Perpetual preferred units                          97,925         97,925         97,925         97,925         97,925
       Common units                                      115,280        116,776        106,217        113,034        112,637
       Other minority interests                           10,306         10,002         10,555         10,512         10,461
                                                   -------------------------------------------------------------------------
          Total minority interests                       223,511        224,703        214,697        221,471        221,023

    Shareholders' equity
    Common shares of beneficial interest                     650            650            649            610            608
    Additional paid-in capital                         2,183,622      2,176,170      2,172,616      1,908,099      1,902,595
    Distributions in excess of net income               (213,665)      (206,442)      (293,386)      (289,482)      (295,074)
    Employee notes receivable                             (2,036)        (2,047)        (2,035)        (2,046)        (2,078)
    Treasury shares, at cost                            (234,215)      (234,215)      (234,871)      (234,873)      (235,148)
                                                   -------------------------------------------------------------------------
          Total shareholders' equity                   1,734,356      1,734,116      1,642,973      1,382,308      1,370,903
                                                   -------------------------------------------------------------------------
          Total liabilities and
             shareholders' equity                    $ 4,586,050    $ 4,545,391    $ 4,710,027    $ 4,618,404    $ 4,487,799
                                                   =========================================================================



    (a) includes:
         net deferred charges of:                    $    10,295    $    11,155    $    13,120    $    14,079    $    13,061
         value of in place leases of:                $       242    $       452    $       431    $     1,156    $     1,363

    (b) includes:
          deferred revenues of:                      $     3,875    $     5,256    $     4,408    $     4,843    $     2,008
          above/below market leases of:              $        32    $        80    $        13    $        51    $        90
          distributions in excess of investments
            in joint ventures of:                    $    18,350    $    18,044    $    12,701    $    11,556    $    11,256


  CAMDEN                                                                                                     PORTFOLIO STATISTICS

  ----------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)

  COMMUNITY PORTFOLIO AT DECEMBER 31, 2006 (in apartment homes)

                                                                                          Completed
                                     "Same    Non-"Same    Wholly -   Joint   Stabilized     in       Total      Under
                                   Property" Property" (a)   Owned   Venture  Operating   Lease-up   Operating Development   Total
                                   -------------------------------------------------------------------------------------------------
  D.C. Metro (b)(c)                   2,614           268      2,882       -       2,882        952     3,834        2,237    6,071
  Las Vegas, NV                       4,017             -      4,017   4,047       8,064          -     8,064            -    8,064
  Los Angeles/Orange County, CA (d)   1,232           538      1,770     421       2,191          -     2,191          290    2,481
  San Diego/Inland Empire, CA           846             -        846       -         846          -       846          350    1,196
  Tampa, FL                           5,635             -      5,635       -       5,635          -     5,635            -    5,635
  Dallas, TX                          7,033           284      7,317     456       7,773          -     7,773            -    7,773
  Houston, TX (e)                     4,244             -      4,244   1,216       5,460        236     5,696        1,109    6,805
  SE Florida                          2,100           420      2,520       -       2,520          -     2,520            -    2,520
  Charlotte, NC                       4,001           145      4,146       -       4,146          -     4,146            -    4,146
  Orlando, FL                         2,522           774      3,296       -       3,296          -     3,296          261    3,557
  Atlanta, GA                         3,202             -      3,202       -       3,202          -     3,202            -    3,202
  Denver, CO                          2,209             -      2,209     320       2,529          -     2,529            -    2,529
  Raleigh, NC                         2,220             -      2,220       -       2,220        484     2,704            -    2,704
  Phoenix, AZ                         1,441             -      1,441     992       2,433          -     2,433            -    2,433
  Austin, TX                          1,745           780      2,525       -       2,525          -     2,525            -    2,525
  Other                               1,504         1,708      3,212   3,237       6,449          -     6,449            -    6,449
                                   -------------------------------------------------------------------------------------------------

       Total Portfolio               46,565         4,917     51,482  10,689      62,171      1,672    63,843        4,247   68,090

(a) Includes the following three properties (930 apartment homes) held for sale and reported in discontinued operations: Camden Downs (254 apartment homes) in Louisville, KY; Camden Taravue (304 apartment homes) and Camden Trace (372 apartment homes) in St. Louis, MO.

(b)  D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

(c) 508 units under development in College Park, MD are held through a joint venture investment. (d) 290 units under development in Irvine, CA are held through a joint venture investment. (e) 730 units under development in Houston, TX are held through joint venture investments.


FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                        WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (i)


                     "Same Property"    Operating     Incl. JVs at                 Dec 31    Sep 30    Jun 30    Mar 31    Dec 31
                     Communities (f) Communities (g) Pro Rata % (h)                 2006      2006      2006      2006      2005
                     ------------------------------------------------         ---------------------------------------------------
  D.C. Metro                    10.6%          12.6%            12.2%               94.8%     96.6%     96.5%     96.0%     96.8%
  Las Vegas, NV                  9.5%           8.0%             9.1%               95.0%     95.3%     96.4%     96.7%     97.6%
  Los Angeles/Orange
   County, CA                    4.6%           6.1%             6.1%               93.5%     94.6%     95.6%     95.4%     95.9%
  San Diego/Inland
   Empire, CA                    3.0%           2.6%             2.5%               94.0%     94.6%     95.3%     94.1%     92.9%
  Tampa, FL                      9.8%           8.3%             8.0%               92.8%     94.9%     96.0%     96.7%     97.2%
  Dallas, TX                     9.6%           8.8%             8.6%               93.8%     94.5%     95.9%     95.5%     95.9%
  Houston, TX                    8.2%           7.0%             7.2%               94.1%     94.4%     95.4%     95.8%     96.6%
  SE Florida                     6.9%           7.7%             7.4%               95.4%     95.0%     96.2%     98.4%     98.2%
  Charlotte, NC                  7.9%           7.3%             7.0%               94.0%     95.6%     95.7%     96.2%     96.1%
  Orlando, FL                    5.2%           6.2%             6.0%               94.6%     95.0%     95.1%     97.3%     97.4%
  Atlanta, GA                    7.0%           6.0%             5.8%               94.1%     94.5%     95.2%     95.0%     94.9%
  Denver, CO                     4.7%           3.9%             4.1%               93.3%     94.8%     95.1%     94.0%     92.7%
  Raleigh, NC                    4.2%           4.1%             4.0%               92.4%     95.3%     95.3%     96.9%     94.5%
  Phoenix, AZ                    3.5%           3.0%             3.2%               94.4%     95.2%     95.5%     97.9%     97.4%
  Austin, TX                     2.3%           3.3%             3.2%               95.2%     94.8%     95.1%     95.1%     94.7%
  Other                          3.0%           5.1%             5.6%               93.8%     94.7%     95.3%     94.5%     94.9%
                     ------------------------------------------------         ---------------------------------------------------

      Total Portfolio          100.0%         100.0%           100.0%               94.1%     95.0%     95.7%     96.0%     96.2%

(f)  Camden and Summit "same property" communities

(g)  Operating  communities  include  wholly-owned   communities  and  completed
     communities in lease-up at quarter end and exclude communities sold during the quarter.

(h) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.

(i) Occupancy figures include apartment homes held through joint venture investments and communities acquired from Summit but exclude communities in lease-up or under development.

  CAMDEN                                                                                                              COMPONENTS OF
                                                                                                      PROPERTY NET OPERATING INCOME
                                                                                       (In thousands, except property data amounts)

  ---------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)


                                            Apartment      Three Months Ended December 31,        Twelve Months Ended December 31,
  Property Revenues                           Homes         2006        2005       Change           2006      2005 (a)     Change
                                           -----------   -----------------------------------     ----------------------------------
  "Same Property" Communities (b)              46,565      $128,379    $121,538      $6,841        $508,019    $447,892    $60,127
  Non-"Same Property" Communities (c)           3,987        14,648      11,767       2,881          53,506      32,568     20,938
  Development and Lease-Up Communities (d)      4,391         5,466         369       5,097          13,585         405     13,180
  Dispositions / Other (e)                          -         1,184       8,545      (7,361)         24,320      41,216    (16,896)
                                           -----------   ----------- ----------- -----------     ----------- ----------- ----------
    Total Property Revenues                    54,943      $149,677    $142,219      $7,458        $599,430    $522,081    $77,349

  Property Expenses
  "Same Property" Communities (b)              46,565       $49,036     $46,888      $2,148        $194,740    $176,055    $18,685
  Non-"Same Property" Communities (c)           3,987         4,797       3,728       1,069          19,022      11,652      7,370
  Development and Lease-Up Communities (d)      4,391         1,730          80       1,650           4,308          87      4,221
  Dispositions / Other (e)                          -           701       3,192      (2,491)         11,128      14,566     (3,438)
                                           -----------   ----------- ----------- -----------     ----------- ----------- ----------
    Total Property Expenses                    54,943       $56,264     $53,888      $2,376        $229,198    $202,360    $26,838

  Property Net Operating Income
  "Same Property" Communities (b)              46,565       $79,343     $74,650      $4,693        $313,279    $271,837    $41,442
  Non-"Same Property" Communities (c)           3,987         9,851       8,039       1,812          34,484      20,916     13,568
  Development and Lease-Up Communities (d)      4,391         3,736         289       3,447           9,277         318      8,959
  Dispositions / Other (e)                          -           483       5,353      (4,870)         13,192      26,650    (13,458)
                                           -----------   ----------- ----------- -----------     ----------- ----------- ----------
    Total Property Net Operating Income        54,943       $93,413     $88,331      $5,082        $370,232    $319,721    $50,511





  Income from Discontinued Operations (f)                  Three Months Ended                     Twelve Months Ended
                                                               December 31,                            December 31,
  ----------------------------------------
                                                            2006        2005                        2006        2005
                                                         -----------------------                 -----------------------
  Property Revenues                                          $3,001      $6,917                     $17,832     $30,456
  Property Expenses                                           1,565       3,624                      10,048      15,658
                                                         ----------- -----------                 ----------- -----------
  Property Net Operating Income                               1,436       3,293                       7,784      14,798
  Depreciation and Amortization                                   -      (1,162)                     (1,350)     (6,549)
  Income from discontinued operations
   allocated to common units                                   (148)       (121)                     (1,829)       (464)
  Gain on sale of discontinued operations                    18,879          60                      99,273      36,175
                                                         ----------- -----------                 ----------- -----------
  Income from Discontinued Operations                       $20,167      $2,070                    $103,878     $43,960


Notes:

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.

(c) Non-"Same Property" Communities are stabilized communities acquired or developed by Camden or Summit after January 1, 2005, excluding properties held for sale.

(d)  Development  and  Lease-Up   Communities  are  non-stabilized   communities
     developed or acquired by Camden or Summit after January 1, 2005, excluding properties held for sale.

(e) Disposition Communities include those communities disposed of by Camden which are not classified as "Discontinued Operations". "Other" property revenues includes the amortization of above and below market leases acquired in our merger with Summit and additional communities acquired during 2005 and 2006.

(f) Represents operating results for communities disposed of during 2005 and 2006 or held for sale at December 31, 2006, of which Camden has, or expects to have, no continuing involvement.

                                                                                                                  "SAME PROPERTY"
  CAMDEN                                                                                               FOURTH QUARTER COMPARISONS
                                                                                                                December 31, 2006
                                                                                     (In thousands, except property data amounts)

  -------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)

                                     Revenues                         Expenses                                 NOI
  Quarterly Results (a)           4Q06       4Q05     Growth       4Q06      4Q05     Growth        4Q06       4Q05      Growth
  -------------------------------------------------------------------------------------------------------------------------------
  D.C. Metro                     $11,427    $11,059      3.3%      $3,046    $2,998      1.6%       $8,381     $8,061        4.0%
  Las Vegas, NV                   11,293     10,646      6.1%       3,740     3,613      3.5%        7,553      7,033        7.4%
  Los Angeles/Orange County, CA    5,105      5,002      2.1%       1,493     1,407      6.1%        3,612      3,595        0.5%
  San Diego/Inland Empire, CA      3,800      3,582      6.1%       1,429     1,041     37.3%        2,371      2,541      (6.7%)
  Tampa, FL                       14,359     13,497      6.4%       6,591     6,092      8.2%        7,768      7,405        4.9%
  Dallas, TX                      14,474     13,786      5.0%       6,831     7,096    (3.7%)        7,643      6,690       14.2%
  Houston, TX                     10,758     10,382      3.6%       4,218     4,232    (0.3%)        6,540      6,150        6.3%
  SE Florida                       9,178      8,526      7.6%       3,685     3,095     19.1%        5,493      5,431        1.1%
  Charlotte, NC                   10,044      9,342      7.5%       3,807     3,580      6.3%        6,237      5,762        8.2%
  Orlando, FL                      6,978      6,574      6.1%       2,831     2,491     13.6%        4,147      4,083        1.6%
  Atlanta, GA                      8,702      8,242      5.6%       3,169     3,186    (0.5%)        5,533      5,056        9.4%
  Denver, CO                       5,664      5,491      3.2%       1,968     1,907      3.2%        3,696      3,584        3.1%
  Raleigh, NC                      5,212      4,864      7.2%       1,862     1,701      9.5%        3,350      3,163        5.9%
  Phoenix, AZ                      4,067      3,608     12.7%       1,269     1,179      7.6%        2,798      2,429       15.2%
  Austin, TX                       3,546      3,313      7.0%       1,677     1,775    (5.5%)        1,869      1,538       21.5%
  Other                            3,772      3,624      4.1%       1,420     1,495    (5.0%)        2,352      2,129       10.5%
                               ---------- ---------- --------    --------- --------- --------    ---------- ---------- ----------

        Total Same Property     $128,379   $121,538      5.6%     $49,036   $46,888      4.6%      $79,343    $74,650        6.3%



                               Apartment
                                 Homes              % of NOI        Average Occupancy (a)        Weighted Average Rental Rate (b)
  Quarterly Results (a)         Included     Contribution (a)      4Q06      4Q05     Change        4Q06       4Q05      Change
  -------------------------------------------------------------------------------------------------------------------------------

  D.C. Metro                       2,614                10.6%        94.7%     96.7%   (2.0%)       $1,459     $1,378        5.9%
  Las Vegas, NV                    4,017                 9.5%        95.5%     97.7%   (2.2%)          894        837        6.9%
  Los Angeles/Orange County, CA    1,232                 4.6%        93.3%     97.5%   (4.2%)        1,442      1,353        6.6%
  San Diego/Inland Empire, CA        846                 3.0%        94.0%     92.9%     1.1%        1,511      1,445        4.6%
  Tampa, FL                        5,635                 9.8%        92.8%     97.2%   (4.4%)          831        752       10.4%
  Dallas, TX                       7,033                 9.6%        93.8%     96.0%   (2.2%)          662        643        2.9%
  Houston, TX                      4,244                 8.2%        94.6%     97.1%   (2.5%)          830        786        5.6%
  SE Florida                       2,100                 6.9%        95.2%     98.2%   (3.0%)        1,424      1,294       10.0%
  Charlotte, NC                    4,001                 7.9%        93.9%     96.0%   (2.1%)          825        767        7.6%
  Orlando, FL                      2,522                 5.2%        94.2%     97.9%   (3.7%)          906        825        9.9%
  Atlanta, GA                      3,202                 7.0%        94.1%     94.9%   (0.8%)          902        855        5.5%
  Denver, CO                       2,209                 4.7%        93.2%     92.3%     0.9%          824        839      (1.7%)
  Raleigh, NC                      2,220                 4.2%        92.4%     94.7%   (2.3%)          765        728        5.1%
  Phoenix, AZ                      1,441                 3.5%        94.6%     97.5%   (2.9%)          925        807       14.6%
  Austin, TX                       1,745                 2.3%        94.8%     96.6%   (1.8%)          634        607        4.6%
  Other                            1,504                 3.0%        93.4%     94.7%   (1.3%)          808        782        3.4%
                               ----------            --------    --------- --------- --------    ---------- ---------- ----------

        Total Same Property       46,565               100.0%        94.0%     96.3%   (2.3%)         $901       $846        6.4%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                                 "SAME PROPERTY"
  CAMDEN                                                                                          SEQUENTIAL QUARTER COMPARISONS
                                                                                                               December 31, 2006
                                                                                    (In thousands, except property data amounts)

  ------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)

                                          Revenues                        Expenses                            NOI
  Quarterly Results (a)          4Q06      3Q06      Growth       4Q06      3Q06     Growth        4Q06       3Q06      Growth
  ------------------------------------------------------------------------------------------------------------------------------

  D.C. Metro                    $11,427   $11,699      (2.3%)     $3,046    $3,024       0.7%      $8,381     $8,675      (3.4%)
  Las Vegas, NV                  11,293    11,267        0.2%      3,740     3,929     (4.8%)       7,553      7,338        2.9%
  Los Angeles/Orange County, CA   5,105     5,156      (1.0%)      1,493     1,532     (2.5%)       3,612      3,624      (0.3%)
  San Diego/Inland Empire, CA     3,800     3,774        0.7%      1,429     1,462     (2.3%)       2,371      2,312        2.6%
  Tampa, FL                      14,359    14,581      (1.5%)      6,591     6,739     (2.2%)       7,768      7,842      (0.9%)
  Dallas, TX                     14,474    14,475      (0.0%)      6,831     7,484     (8.7%)       7,643      6,991        9.3%
  Houston, TX                    10,758    10,719        0.4%      4,218     4,397     (4.1%)       6,540      6,322        3.4%
  SE Florida                      9,178     9,108        0.8%      3,685     3,625       1.7%       5,493      5,483        0.2%
  Charlotte, NC                  10,044    10,167      (1.2%)      3,807     3,969     (4.1%)       6,237      6,198        0.6%
  Orlando, FL                     6,978     7,010      (0.5%)      2,831     2,944     (3.8%)       4,147      4,066        2.0%
  Atlanta, GA                     8,702     8,727      (0.3%)      3,169     3,134       1.1%       5,533      5,593      (1.1%)
  Denver, CO                      5,664     5,758      (1.6%)      1,968     2,016     (2.4%)       3,696      3,742      (1.2%)
  Raleigh, NC                     5,212     5,264      (1.0%)      1,862     1,929     (3.5%)       3,350      3,335        0.4%
  Phoenix, AZ                     4,067     4,024        1.1%      1,269     1,306     (2.8%)       2,798      2,718        2.9%
  Austin, TX                      3,546     3,532        0.4%      1,677     1,907    (12.1%)       1,869      1,625       15.0%
  Other                           3,772     3,767        0.1%      1,420     1,599    (11.2%)       2,352      2,168        8.5%
                               --------- --------- ----------   --------- --------- ---------   ---------- ---------- ----------

        Total Same Property    $128,379  $129,028      (0.5%)    $49,036   $50,996     (3.8%)     $79,343    $78,032        1.7%



                               Apartment
                                 Homes              % of NOI        Average Occupancy (a)       Weighted Average Rental Rate (b)
  Quarterly Results (a)        Included      Contribution (a)     4Q06      3Q06     Change        4Q06       3Q06      Change
  ------------------------------------------------------------------------------------------------------------------------------

  D.C. Metro                      2,614                 10.6%       94.7%     96.7%    (2.0%)      $1,459     $1,449        0.7%
  Las Vegas, NV                   4,017                  9.5%       95.5%     95.4%      0.1%         894        885        1.0%
  Los Angeles/Orange County, CA   1,232                  4.6%       93.3%     94.6%    (1.3%)       1,442      1,429        0.9%
  San Diego/Inland Empire, CA       846                  3.0%       94.0%     94.6%    (0.6%)       1,511      1,495        1.1%
  Tampa, FL                       5,635                  9.8%       92.8%     94.9%    (2.1%)         831        823        1.0%
  Dallas, TX                      7,033                  9.6%       93.8%     94.5%    (0.7%)         662        659        0.4%
  Houston, TX                     4,244                  8.2%       94.6%     94.4%      0.2%         830        827        0.3%
  SE Florida                      2,100                  6.9%       95.2%     95.2%      0.0%       1,424      1,410        1.0%
  Charlotte, NC                   4,001                  7.9%       93.9%     95.7%    (1.8%)         825        816        1.0%
  Orlando, FL                     2,522                  5.2%       94.2%     94.4%    (0.2%)         906        901        0.7%
  Atlanta, GA                     3,202                  7.0%       94.1%     94.5%    (0.4%)         902        895        0.8%
  Denver, CO                      2,209                  4.7%       93.2%     94.7%    (1.5%)         824        822        0.2%
  Raleigh, NC                     2,220                  4.2%       92.4%     95.3%    (2.9%)         765        761        0.5%
  Phoenix, AZ                     1,441                  3.5%       94.6%     94.7%    (0.1%)         925        908        1.8%
  Austin, TX                      1,745                  2.3%       94.8%     95.2%    (0.4%)         634        629        0.9%
  Other                           1,504                  3.0%       93.4%     93.3%      0.1%         808        803        0.6%
                               ---------           ----------   --------- --------- ---------   ---------- ---------- ----------

        Total Same Property      46,565                100.0%       94.0%     94.9%    (0.9%)        $901       $894        0.8%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                                                    "SAME PROPERTY"
  CAMDEN                                                                                                   YEAR TO DATE COMPARISONS
                                                                                                                  December 31, 2006
                                                                                       (In thousands, except property data amounts)

  ---------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)

                                          Revenues                          Expenses                             NOI
  Year to Date Results (a)       2006       2005      Growth       2006       2005      Growth       2006        2005      Growth
  ---------------------------------------------------------------------------------------------------------------------------------

  D.C. Metro                     $45,668    $42,764      6.8%      $12,050    $11,696      3.0%      $33,618     $31,068       8.2%
  Las Vegas, NV                   44,618     41,562      7.4%       14,783     14,064      5.1%       29,835      27,498       8.5%
  Los Angeles/Orange County, CA   20,343     19,031      6.9%        5,842      5,706      2.4%       14,501      13,325       8.8%
  San Diego/Inland Empire, CA     15,001     14,082      6.5%        5,628      5,276      6.7%        9,373       8,806       6.4%
  Tampa, FL                       57,119     52,192      9.4%       25,316     23,165      9.3%       31,803      29,027       9.6%
  Dallas, TX                      57,210     53,819      6.3%       28,659     27,423      4.5%       28,551      26,396       8.2%
  Houston, TX                     42,620     40,242      5.9%       17,453     17,111      2.0%       25,167      23,131       8.8%
  SE Florida                      35,998     33,067      8.9%       13,380     12,397      7.9%       22,618      20,670       9.4%
  Charlotte, NC                   39,681     36,421      9.0%       15,159     14,174      6.9%       24,522      22,247      10.2%
  Orlando, FL                     27,467     25,296      8.6%       10,766      9,668     11.4%       16,701      15,628       6.9%
  Atlanta, GA                     34,366     32,226      6.6%       12,642     12,354      2.3%       21,724      19,872       9.3%
  Denver, CO                      22,648     22,295      1.6%        7,775      7,612      2.1%       14,873      14,683       1.3%
  Raleigh, NC                     20,653     18,960      8.9%        7,231      6,716      7.7%       13,422      12,244       9.6%
  Phoenix, AZ                     15,828     14,047     12.7%        5,017      4,772      5.1%       10,811       9,275      16.6%
  Austin, TX                      13,792     12,921      6.7%        7,034      6,766      4.0%        6,758       6,155       9.8%
  Other                           15,007     14,245      5.3%        6,005      5,890      2.0%        9,002       8,355       7.7%
                               ---------- ---------- --------    ---------- ---------- --------    ---------- ----------- ---------

        Total Same Property     $508,019   $473,170      7.4%     $194,740   $184,790      5.4%     $313,279    $288,380       8.6%



                               Apartment
                                 Homes               % of NOI        Average Occupancy (a)         Weighted Average Rental Rate (b)
  Year to Date Results (a)      Included   Contribution (a)        2006       2005      Change       2006        2005      Change
  ---------------------------------------------------------------------------------------------------------------------------------

  D.C. Metro                       2,614                10.7%         95.9%      95.5%     0.4%       $1,431      $1,349       6.0%
  Las Vegas, NV                    4,017                 9.5%         96.2%      97.5%   (1.3%)          875         818       7.0%
  Los Angeles/Orange County, CA    1,232                 4.6%         94.7%      95.4%   (0.7%)        1,411       1,316       7.2%
  San Diego/Inland Empire, CA        846                 3.0%         94.5%      93.1%     1.4%        1,476       1,419       4.0%
  Tampa, FL                        5,635                10.2%         95.0%      96.5%   (1.5%)          808         732      10.4%
  Dallas, TX                       7,033                 9.1%         94.9%      94.7%     0.2%          656         642       2.1%
  Houston, TX                      4,244                 8.0%         95.2%      95.2%     0.0%          816         780       4.6%
  SE Florida                       2,100                 7.2%         96.2%      97.0%   (0.8%)        1,382       1,265       9.2%
  Charlotte, NC                    4,001                 7.8%         95.3%      95.4%   (0.1%)          804         756       6.3%
  Orlando, FL                      2,522                 5.3%         95.0%      97.8%   (2.8%)          883         792      11.4%
  Atlanta, GA                      3,202                 6.9%         94.7%      93.7%     1.0%          884         850       4.0%
  Denver, CO                       2,209                 4.8%         94.2%      93.2%     1.0%          819         838     (2.3%)
  Raleigh, NC                      2,220                 4.3%         95.0%      94.0%     1.0%          748         726       3.0%
  Phoenix, AZ                      1,441                 3.5%         95.8%      96.5%   (0.7%)          889         790      12.5%
  Austin, TX                       1,745                 2.2%         95.4%      95.2%     0.2%          623         605       3.1%
  Other                            1,504                 2.9%         93.9%      94.2%   (0.3%)          798         772       3.4%
                               ----------            --------    ---------- ---------- --------    ---------- ----------- ---------

        Total Same Property       46,565               100.0%         95.2%      95.5%   (0.3%)         $882        $833       5.9%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2005.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

 CAMDEN                                                                             JOINT VENTURE OPERATIONS
                                                  (In thousands, except per share and property data amounts)

 -----------------------------------------------------------------------------------------------------------
 Company's Pro-rata Share of Joint Venture Operations:
 (Unaudited)
                                                  Three Months Ended                  Twelve Months Ended
                                                     December 31,                         December 31,
                                              --------------------------            ------------------------
 OPERATING DATA (a)                                   2006         2005                    2006     2005 (b)
 -----------------------                      --------------------------            ------------------------
 Property Revenues
 Rental revenues                                    $4,793       $4,673                 $16,775     $16,446
 Other property revenues                               526          433                   1,831       1,561
                                              --------------------------            ------------------------
    Total property revenues                          5,319        5,106                  18,606      18,007

 Property Expenses
 Property operating and maintenance                  1,479        1,492                   5,266       5,287
 Real estate taxes                                     390          419                   1,548       1,465
                                              --------------------------            ------------------------
    Total property expenses                          1,869        1,911                   6,814       6,752

 Net Operating Income (NOI)                          3,450        3,195                  11,792      11,255

 Other expenses
 Interest                                            1,700        1,691                   5,924       5,861
 Depreciation and amortization                       1,035        1,107                   3,407       4,392
 Other                                                  73           41                     144       2,118
                                              --------------------------            ------------------------
    Total other expenses                             2,808        2,839                   9,475      12,371

 Gain on sale of properties, net                         -       11,165                   2,839      11,165
                                              --------------------------            ------------------------

 Equity in income (loss) of joint ventures            $642      $11,521                  $5,156     $10,049
                                              ==========================            ========================



                                                    Dec 31,      Sep 30,     Jun 30,     Mar 31,     Dec 31,
                                                      2006         2006        2006        2006        2005
                                              --------------------------------------------------------------
 BALANCE SHEET DATA (c)
 ------------------------------
 Real estate assets, net                          $976,408     $944,537    $647,555    $640,591    $659,834
 Cash and other assets, net                         25,993       20,760      14,798      15,011      14,146
                                              --------------------------------------------------------------
    Total assets                                $1,002,401     $965,297    $662,353    $655,602    $673,980

 Notes payable                                    $771,633     $748,542    $540,134    $531,266    $559,323
 Notes payable due to Camden                        41,456       31,035      23,326      22,531      11,916
 Other liabilities                                  11,021       10,868       8,009       7,902      10,149
                                              --------------------------------------------------------------
 Total liabilities                                $824,110     $790,445    $571,469    $561,699    $581,388

 Members' equity                                   178,291      174,852      90,884      93,903      92,592
                                              --------------------------------------------------------------
    Total liabilities and members' equity       $1,002,401     $965,297    $662,353    $655,602    $673,980

 Camden's equity investment                         $9,245       $8,266      $8,270      $8,199      $6,096
 Distributions in excess of investment in
  joint ventures                                  ($18,350)    ($18,044)   ($12,701)   ($11,556)   ($11,256)

 Camden's pro-rata share of debt                  $176,707     $166,689    $126,766    $123,879    $121,526



 PROPERTY DATA (end of period) (c)
 -------------------------------------------
 Total operating properties                             36           36          28          28          30
 Total operating apartment homes                    10,689       10,689       7,684       7,684       8,355
 Pro rata share of operating apartment homes         2,072        2,072       1,644       1,644       1,812
 Total development properties                            5            3           2           2           1
 Total development apartment homes                   1,528        1,069         561         561         464
 Pro rata share of development apartment homes         458          321         168         168          93

(a)  Operating data represents Camden's pro-rata share of revenues and expenses.

(b) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(c)  Balance sheet and property data reported at 100%.

  CAMDEN                                                                                               CURRENT DEVELOPMENT PIPELINE

  ---------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)

  DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2006 ($ in millions)
                                                                                 Estimated/Actual Dates for
                                Total  Total    Cost            Construction  Initial  Construction Stabilized    As of 02/04/07
  Completed Communities         Homes  Budget  to Date             Start     Occupancy  Completion  Operations % Leased % Occupied
  ---------------------------------------------------------------------------------------------------------------------------------
   1. Camden Westwind             464  $ 97.6  $  95.0              1Q04        1Q05       2Q06        3Q07          69%        70%
      Ashburn, VA
   2. Camden Fairfax Corner       488    82.0     80.6              4Q03        3Q05       3Q06        1Q07          93%        94%
      Fairfax, VA
   3. Camden Manor Park           484    52.0     49.3              2Q04        4Q05       3Q06        3Q07          77%        79%
      Raleigh, NC
   4. Camden Royal Oaks           236    22.0     20.8              2Q05        2Q06       3Q06        1Q08          43%        33%
      Houston, TX              ------  ------   ------                                                            -------    -------


  Total Completed Communities   1,672  $253.6  $ 245.7                                                               75%        74%

                                                                                 Estimated/Actual Dates for
                                Total  Total    Cost    Amount  Construction  Initial  Construction Stabilized    As of 02/04/07
  Development Communities       Homes  Budget  to Date  in CIP     Start     Occupancy  Completion  Operations % Leased % Occupied
  ---------------------------------------------------------------------------------------------------------------------------------

  IN LEASE-UP
  -------------
   5. Camden Clearbrook           297  $ 46.0  $  45.3  $ 13.5      4Q04        2Q06       1Q07        3Q07          78%        74%
      Frederick, MD
   6. Camden Old Creek            350    98.0     90.0    44.5      1Q05        3Q06       2Q07        4Q07          40%        38%
      San Marcos, CA

  UNDER CONSTRUCTION
  --------------------
   7. Camden Monument Place       368    64.0     46.8    46.8      1Q05        1Q07       3Q07        1Q08
      Fairfax, VA
   8. Camden Potomac Yards        379   110.0     75.3    75.3      1Q05        2Q07       3Q07        3Q08
      Arlington County, VA
   9. Camden City Centre          379    54.0     31.0    31.0      1Q06        2Q07       4Q07        3Q08
      Houston, TX
  10. Camden Dulles Station       368    77.0     26.1    26.1      1Q06        1Q08       4Q08        2Q09
      Herndon, VA
  11. Camden Summerfield          291    68.0     28.3    28.3      2Q06        4Q07       3Q08        1Q09
      Largo, MD
  12. Camden Orange Court         261    49.0     16.2    16.2      2Q06        2Q08       3Q08        1Q09
      Orlando, FL
  13. Camden Largo - Phase II      26     5.5      3.9     3.9      4Q06        1Q07       1Q07        2Q07
      Largo, MD                 ------  ------   ------  ------



  Total Development Communities 2,719  $571.5  $ 362.9  $285.7

  Additional land held for
   development (a)                                        84.2
                                                       --------

  Total Properties Under Development (per
   Balance Sheet)                                       $369.9
                                                       ========


  NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                          Total Cost   4Q06 NOI
                                                                                       --------------  ----------
  Completed Communities in lease-up                                                           245.7        3.1
  Development Communities                                                                     362.9        0.7
                                                                                       --------------  ----------
      Total Development NOI Contribution                                                  $   608.6    $   3.7

(a)  Please refer to the future development pipeline summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

  CAMDEN                                                                                       JOINT VENTURE DEVELOPMENT PIPELINE

  -------------------------------------------------------------------------------------------------------------------------------
  (Unaudited)

  JOINT VENTURE DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2006 ($ in millions)

                                                                                                 Estimated/Actual Dates for
  Joint Venture Camden Developed        Total   Total      Cost       Amount   Construction    Initial   Construction Stabilized
   Communities                          Homes   Budget   to Date      in CIP       Start      Occupancy   Completion  Operations

  UNDER CONSTRUCTION
  -------------------------------------
  1. Camden Main & Jamboree               290   $107.1    $  94.0    $    94.0     3Q04         2Q07         2Q07        4Q07
     Irvine, CA
  2. Camden Plaza                         271     42.9       28.9         28.9     1Q06         2Q07         3Q07        2Q08
     Houston, TX
  3. Camden College Park                  508    139.9       68.3         68.3     3Q06         4Q07         1Q09        4Q09
     College Park, MD                  ------- -------- ---------- ------------


  Total Joint Venture Camden Developed
   Communities                          1,069   $289.9    $ 191.2    $   191.2




                                                          Camden      Camden   Estimated/Actual Dates for
                                        Total   Total     Equity    Mezzanine  Construction  Stabilized
  Joint Venture Third Party Developed   Homes   Budget   Invested    Invested      Start     Operations
   Communities
  -------------------------------------------------------------------------------------------------------

  UNDER CONSTRUCTION
  -------------------------------------
  1. Braeswood Place                      340   $ 48.0    $   1.4    $     6.7     1Q07         1Q09
     Houston, TX
  2. Belle Meade                          119     30.0        0.9          2.7     1Q07         1Q09
     Houston, TX                       ------- -------- ---------- ------------


  Total Joint Venture Third Party
   Developed Communities                  459   $ 78.0    $   2.3    $     9.4


Note: This table contains forward-looking statements. Please see the paragraph regarding forward- looking statements on page 1 of this document.

  CAMDEN                                                       FUTURE DEVELOPMENT PIPELINE
                                                                      & LAND HELD FOR SALE

  ----------------------------------------------------------------------------------------
  (Unaudited)

  DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2006 ($ in millions)

                                                       Projected     Estimated        Cost
  PIPELINE COMMUNITIES (a)                                 Homes        Budget     to Date
  ----------------------------------------------------------------------------------------

  PRE CONSTRUCTION
  ----------------------------
   1. Camden South Capital                                  244        $110.0       $18.2
      Washington, DC
   2. Camden Montague                                       192          33.0         5.8
      Tampa, FL
   3. Camden Summerfield II                                 187          55.0        15.4
      Largo, MD
   4. Camden McGowen Station                                252          48.0         9.1
      Houston, TX
   5. Camden Whispering Oaks                                264          30.0         5.1
      Houston, TX
   6. Camden Circle C                                       208          27.0         3.7
      Austin, TX

  PRE DEVELOPMENT
  ----------------------------
   7. Camden Farmers Market III                             306          50.0         9.3
      Dallas, TX
   8. Camden City Centre II                                 239          40.0         6.6
      Houston, TX
   9. Camden Andrau - Phases III through V                  567          57.0         4.8
      Houston, TX

  UNDER CONTRACT
  ----------------------------
  10. Camden Noma                                           313         150.0         0.0
      Washington, DC
  11. Camden Amber Oaks                                     348          40.0         0.0
      Austin, TX
  12. Camden Lake Nona                                      432          70.0         0.0
      Orlando, FL
  13. Camden Selma and Vine                                 306         250.0         0.0
      Hollywood, CA
  14. Camden North Lamar                                    290          55.0         0.0
      Austin, TX
  15. Camden Deer Springs                                   428          85.0         0.0
      Las Vegas, NV
  16. Camden Countryway                                     348          60.0         0.0
                                                     -------------------------------------
      Tampa, FL

  Subtotal Development Pipeline                           4,924      $1,160.0       $78.0

  Costs incurred for Properties Under Contract (b)                                    6.2

  Total Development Pipeline                                                        $84.2

                                                                                   Current
  LAND HELD FOR SALE AS OF DECEMBER 31, 2006 ($ in millions)            Acres   Book Value
  ----------------------------------------------------------------------------------------
   1. Southeast Florida                                                   3.1       $12.3
   2. Dallas                                                              2.6         2.5
                                                                --------------------------

  Total Land Parcels Held For Sale:                                       5.7       $14.8

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) The Company capitalizes related predevelopment costs incurred in pursuit of new developments for which future development is probable.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

  CAMDEN                                                                       MEZZANINE FINANCING SUMMARY

  --------------------------------------------------------------------------------------------------------
  (Unaudited)

  MEZZANINE FINANCING AS OF DECEMBER 31, 2006 ($ in thousands)

                                                                          12/31/06    12/31/06   09/30/06
                                                                           Total        Note       Note
   Location           Current Property Type   Current Status               Homes      Balance     Balance
   -------------------------------------------------------------------------------------------------------
   Irvine, CA         Multifamily             Development                      290     $17,695    $17,084
   Houston, TX        Multifamily             Development/Predevelopment       730      20,516     10,930
   College Park, MD   Multifamily             Development                      508       7,122      6,878
                                                                         ----------  ----------  ---------

   Total Mezzanine Financing Volume:                                         1,528     $45,333    $34,892

   Weighted Average Interest Rate Recognized:                                             12.4%      13.0%

  CAMDEN                                                                                       ACQUISITIONS & DISPOSITIONS

  -------------------------------------------------------------------------------------------------------------------------
  (Unaudited)


  2006 ACQUISITION/DISPOSITION ACTIVITY
                                                                                Apartment
  Acquisitions                   Location                 Property Type           Homes        Year Built   Closing Date
  ------------------------------ -----------              ----------------------------------------------------------------
   1. Camden Westwind (a)        Ashburn, VA              Multifamily             464             2006        01/31/06
   2. Camden Stoneleigh          Austin, TX               Multifamily             390             2001        07/11/06

  TOTAL ACQUISITION VOLUME:          $113.5 million (a)                    854 apartment homes

                                                                                Apartment
  Dispositions                   Location                 Property Type           Homes        Year Built   Closing Date
  ------------------------------ -----------              ----------------------------------------------------------------
   1. Camden Highlands           Plano, TX                Multifamily             160             1985        01/12/06
   2. Camden View                Tucson, AZ               Multifamily             365             1974        03/06/06
   3. Camden Pass                Tucson, AZ               Multifamily             456             1984        04/06/06
   4. Camden Trails              Dallas, TX               Multifamily             264             1984        04/11/06
   5. Camden Wilshire            Houston, TX              Multifamily             536             1982        06/15/06
   6. College Park Land Tract    College Park, MD         Undeveloped Land      4.7 Acres         N/A         06/23/06
   7. Camden Oaks                Dallas, TX               Multifamily             446             1985        07/14/06
   8. Harbor View Land Tract     Long Beach, CA           Undeveloped Land      2.1 Acres         N/A         08/22/06
   9. Orange Court Land Tract    Orlando, FL              Undeveloped Land      0.4 Acres         N/A         09/15/06
  10. Las Olas II Land Tract     Ft. Lauderdale, FL       Undeveloped Land      1.7 Acres         N/A         09/27/06
  11. Farmers Market Land Tract  Dallas, TX               Undeveloped Land      4.5 Acres         N/A         09/29/06
  12. Camden Crossing            Houston, TX              Multifamily             366             1982        12/18/06
  13. Camden Wyndham             Houston, TX              Multifamily             448          1978/1981      12/18/06

  Total Disposition Volume:          $191.6 million                       3,041 apartment homes
                                                                           13.4 acres of undeveloped land

                                                                                Apartment
  Dispositions to Joint Ventures Location                 Property Type           Homes        Year Built   Closing Date
  ------------------------------ -----------              ----------------------------------------------------------------
   1. Camden Plaza (b)           Houston, TX              Undeveloped Land      3.6 Acres         N/A         01/20/06
   2. Camden College Park (c)    College Park, MD         Undeveloped Land     10.6 Acres         N/A         08/02/06
   3. Camden Brookside (d)       Louisville, KY           Multifamily             224             1987        09/20/06
   4. Camden Meadows (d)         Louisville, KY           Multifamily             400          1987/1990      09/20/06
   5. Camden Oxmoor (d)          Louisville, KY           Multifamily             432             2000        09/20/06
   6. Camden Prospect Park (d)   Louisville, KY           Multifamily             138             1990        09/20/06
   7. Camden Cedar Lakes (d)     Lake St. Louis, MO       Multifamily             420             1986        09/20/06
   8. Camden Cove West (d)       Creve Coeur, MO          Multifamily             276             1990        09/20/06
   9. Camden Cross Creek (d)     St. Louis, MO            Multifamily             591          1973/1980      09/20/06
  10. Camden Passage (d)         Kansas City, MO          Multifamily             596          1989/1997      09/20/06
  11. Camden Westchase (d)       St. Louis, MO            Multifamily             160             1986        09/20/06

  Total Disposition to Joint
   Ventures Volume:                  $222.0 million (b)(c)(d)             3,237 apartment homes
                                                                           14.2 acres of undeveloped land

  2006 JOINT VENTURE DISPOSITION ACTIVITY

                                                                                Apartment
  Dispositions                   Location                 Property Type       Homes/Acreage    Year Built   Closing Date
  ------------------------------ -----------              ----------------------------------------------------------------
   1. Summit Creek               Charlotte, NC            Multifamily             260             1982        01/06/06
   2. Summit Hill                Raleigh, NC              Multifamily             411             1991        01/31/06
   3. Summit Hollow              Charlotte, NC            Multifamily             232             1979        07/26/06

  Total Disposition Volume:           $63.0 million                        903 apartment homes
  Pro-Rata Share of Disposition
   Volume:                            $15.7 million                        226 apartment homes


  TOTAL PRO RATA DISPOSITION
   VOLUME:                           $429.3 million                       6,504 apartment homes
                                                                           27.6 acres of undeveloped land

(a) Includes value of remaining 80% partnership interests of Camden Westwind purchased on January 31, 2006. Total book value at January 31, 2006 of $91.6 million for Camden Westwind includes Camden's original 20% ownership interest at cost.

(b) Includes value of partnership interests for undeveloped land parcel contributed on January 20, 2006.

(c) Includes value of partnership interests for undeveloped land parcel contributed on August 2, 2006.

(d) Includes cash proceeds to Camden for multifamily assets contributed on September 20, 2006.

  CAMDEN                                                                                   DEBT ANALYSIS
                                                            (In thousands, except property data amounts)

  -------------------------------------------------------------------------------------------------------
  (Unaudited)

  DEBT MATURITIES AS OF DECEMBER 31, 2006: (a)

                                      Future Scheduled Repayments                       Weighted Average
                                ---------------------------------------     Percent     Interest Rate on
     Year                       Amortization   Maturities         Total    of Total       Maturing Debt
     ----------------------------------------------------------------------------------------------------
     2007                           $13,185     $206,738      $219,923              9.4%            5.6%
     2008                            11,777      188,879       200,656              8.6%            4.8%
     2009                             7,860      190,324       198,184              8.5%            5.0%
     2010                             7,119      445,677       452,796             19.4%            5.1%
     2011                             4,131      244,233       248,364             10.7%            6.5%
     2012                             2,976      269,541       272,517             11.7%            5.7%
     2013                             1,629      225,831       227,459              9.8%            5.4%
     Thereafter                      46,275      258,802       305,077             13.1%            5.0%
                                -------------------------------------------------------------------------
          Total Maturing Debt       $94,951   $2,030,025    $2,124,976             91.2%            5.4%

     Unsecured Line of Credit             0      206,000       206,000              8.8%            5.6%
                                -------------------------------------------------------------------------
                 Total Debt         $94,951   $2,236,025    $2,330,976            100.0%            5.4%

     Weighted Average Maturity of Debt          4.7 Years(excluding line of credit)


                                                                       Weighted Average
  FLOATING vs. FIXED RATE DEBT:                   Balance  % of Total    Interest Rate
                                            --------------------------------------------
     Floating rate debt                         $271,418       11.6%          5.4%
     Fixed rate debt                           2,059,558       88.4%          5.4%
                                            --------------------------------------------
         Total                                $2,330,976      100.0%       5.4%

                                                                       Weighted Average
  SECURED vs. UNSECURED DEBT:                     Balance  % of Total    Interest Rate
                                            --------------------------------------------
     Unsecured debt                           $1,759,498       75.5%       5.6%
     Secured debt                                571,478       24.5%       4.9%
                                            --------------------------------------------
         Total                                $2,330,976      100.0%       5.4%

                                                                       Weighted Average
  SECURED DEBT DETAIL:                            Balance  % of Total    Interest Rate
                                            --------------------------------------------
     Coventional fixed-rate mortgage debt       $499,530       87.4%       4.8%
     Coventional floating-rate mortgage debt       6,832       1.2%       7.1%
     Tax exempt fixed rate debt                    6,531       1.1%       7.3%
     Tax exempt variable rate debt                58,585       10.3%       4.4%
                                            --------------------------------------------
         Total                                  $571,478      100.0%       4.9%

  REAL ESTATE ASSETS: (b)                     Total Homes  % of Total         Total Cost   % of Total
                                            -------------------------------------------------------------
     Unencumbered real estate assets              47,172       84.4%      $4,155,192            80.5%
     Encumbered real estate assets                 8,701       15.6%       1,005,090            19.5%
                                            -------------------------------------------------------------
         Total                                    55,873      100.0%      $5,160,282           100.0%

                                -------------------------------------------------------------------------
                                 Ratio of unencumbered assets at cost to unsecured debt is     2.4 times
                                -------------------------------------------------------------------------


  UNCONSOLIDATED, NON-RECOURSE DEBT:
     Pro-Rata Share of Debt                     $176,707
     Weighted Average Interest Rate                  6.2%


(a)  Debt  maturities  exclude  unsecured  line  of  credit,   which  after  all
     extensions  matures in January 2011. In January  2006,  Camden  amended and extended its existing unsecured line of credit.

(b) Real estate assets include communities under development and exclude communities held through joint ventures.

CAMDEN                                                                                      DEBT COVENANT ANALYSIS
                                                                                                 December 31, 2006

------------------------------------------------------------------------------------------------------------------
(Unaudited)

UNSECURED LINE OF CREDIT (a)

Covenant (b)                                                      Required              Actual (c)    Compliance
----------------------------                           -------------------------------  ----------  --------------
Total Consolidated Debt to Gross Asset Value              less than or eaqual to   60%         44%       Yes

Secured Debt to Gross Asset Value                          less than or equal to   40%         11%       Yes

Consolidated EBITDA to Total Fixed Charges             greater than or eaqual to  150%        221%       Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense             greater than  200%        292%       Yes


SENIOR UNSECURED NOTES

Covenant (b)                                                      Required              Actual (c)    Compliance
----------------------------                           -------------------------------  ----------  --------------
Total Consolidated Debt to Total Asset Value               less than or equal to   60%         44%       Yes

Total Secured Debt to Total Asset Value                    less than or equal to   40%         11%       Yes

Total Unencumbered Asset Value to Total Unsecured Debt  greater than or equal to  150%        242%       Yes

Consolidated Income Available for Debt Service to Total             greater than  150%        267%       Yes
Annual Service Charges


(a) In January 2006, Camden amended and extended its existing unsecured line of credit. The above covenants reflect the amended line of credit.

(b) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(c) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN                                                                    CAPITALIZED EXPENDITURES
                                                                             & MAINTENANCE EXPENSE
                                                                  (In thousands, except unit data)

--------------------------------------------------------------------------------------------------
(Unaudited)
                                                   Fourth Quarter 2006 (a)
                                  ----------------------------------------------------------------
                                                Capitalized                        Expensed
                                  ----------------------------------------   ---------------------
                                  Weighted Average
  Item                            Useful Life (b)    Total     Per Unit        Total    Per Unit
  ----------------------          ----------------------------------------   ---------------------
  Interiors
  Floor coverings                    5.3 years       $2,779           $52         $913        $17
  Appliances                         9.2 years          578            11          154          3
  Painting                                      -         -             -        1,748         33
  Cabinetry/Countertops              10.0 years         245             5            -          -
  Other                              8.9 years        1,583            30          351          6
  Exteriors
  Painting                           5.0 years          857            16            -          -
  Carpentry                          10.0 years         388             7            -          -
  Landscaping                        6.8 years          709            13        2,551         48
  Roofing                            20.0 years         814            15          118          2
  Site Drainage                      10.0 years         163             3            -          -
  Fencing/Stair                      10.0 years         390             7            -          -
  Other (c)                          8.3 years          180             3        3,614         68
  Common Areas
  Mech., Elec., Plumbing             9.9 years          737            14          700         13
  Parking/Paving                     5.0 years          505             9            -          -
  Pool/Exercise/Facility             8.7 years        1,446            27          257          5
                                                   -----------------------   ---------------------
                                                    $11,374          $212      $10,406       $195

  Weighted Average Apartment Homes                                 53,530                  53,530


                                                    Year-to-Date 2006 (a)
                                  ----------------------------------------------------------------
                                                Capitalized                        Expensed
                                  ----------------------------------------   ---------------------
                                  Weighted Average
  Item                            Useful Life (b)    Total     Per Unit        Total    Per Unit
  ----------------------          ----------------------------------------   ---------------------
  Interiors
  Floor coverings                    5.3 years      $11,160          $200       $3,627        $65
  Appliances                         9.2 years        1,978            35          653         12
  Painting                                      -         -             -        6,916        124
  Cabinetry/Countertops              10.0 years         897            16            -          -
  Other                              8.9 years        3,053            55        1,644         29
  Exteriors
  Painting                           5.0 years        4,051            73            -          -
  Carpentry                          10.0 years       3,935            70            -          -
  Landscaping                        6.8 years        2,652            47       10,519        188
  Roofing                            20.0 years       1,732            31          330          6
  Site Drainage                      10.0 years         430             8            -          -
  Fencing/Stair                      10.0 years       1,226            22            -          -
  Other (c)                          8.3 years        4,403            79       13,739        246
  Common Areas
  Mech., Elec., Plumbing             9.9 years        2,790            50        2,838         51
  Parking/Paving                     5.0 years        1,649            30            -          -
  Pool/Exercise/Facility             8.7 years        4,799            86        1,299         23
                                                   -----------------------   ---------------------
                                                    $44,755          $802      $41,565       $744

  Weighted Average Apartment Homes                                 55,850                  55,850


(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $199 and $1,579 for the three months and twelve months ended December 31, 2006 respectively. Maintenance expenses for discontinued operations were $321 and $1,593 for the same periods.

(b)  of capitalized expenses for the three months ended December 31, 2006

(c)  Includes   in   part   the   following   items:    site/building    repair,
     masonry/plaster, and general conditions

CAMDEN                                                                                            2007 Financial Outlook
                                                                                                  as of February 8, 2007
------------------------------------------------------------------------------------------------------------- ----------

(Unaudited)

2006 Reported FFO, Adjusted for Non-Routine Items
------------------------------------------------------------------------------------------------------------------------

                                                                                                      Total   Per Share
                                                                                                    --------- ----------
2006 Reported FFO                                                                                   $237,790  $    3.88
Adjustments for non-routine items:
 Less: Sale of technology investments                                                                 (1,602)     (0.03)
 Less: Escrow deposits forfeited                                                                      (2,267)     (0.04)
 Less: Gain on sale of land                                                                          (26,421)     (0.43)
 Plus: Accelerated vesting of senior officer share awards                                              4,200       0.07
                                                                                                    --------- ----------

2006 FFO adjusted for non-routine items                                                             $211,700  $    3.46

2006 Fully Diluted Shares Outstanding - FFO                                                                      61,253

2007 Financial Outlook
------------------------------------------------------------------------------------------------------------------------

Earnings Guidance - Per Diluted Share
 Expected net income per share - diluted                                                                 $0.95 to $1.25
 Expected difference between EPS and fully diluted FFO shares                                                    ($0.05)
 Expected real estate depreciation                                                                            $    2.55
 Expected adjustments for unconsolidated joint ventures                                                       $    0.06
 Expected income allocated to common units                                                                    $    0.09
                                                                                                              ----------
 Expected FFO per share - diluted                                                                       $3.60 to  $3.90

"Same Property" Communities
 Number of Units                                                                                                 44,604
 2006 Base Net Operating Income                                                                            $309 million
 Revenue Growth                                                                                          5.00% to 6.50%
 Expense Growth                                                                                          4.00% to 5.00%
 Net Operating Income Growth                                                                             5.50% to 7.50%
 Physical Occupancy                                                                                                 95%
 * Impact from 1.0% change in NOI Growth is approximately $0.05 / share

Repositioning Communities
 Number of Units                                                                                                  3,512
 2006 Base Net Operating Income                                                                             $24 million
 Total Expected Capital Investment                                                                          $37 million
 2007 Net Operating Income Growth                                                                         (.25%) to .75%

Acquisitions/Dispositions
 Dispositions (Communities Held for Sale at 12/31/06)                                                $25 to $50 million
 Future Dispositions Volume                                                                        $150 to $400 million
 Future Acquisitions Volume                                                                          $0 to $100 million

Development
 Development Starts (100% owned)                                                                   $150 to $200 million
 Development Starts (joint venture)                                                                $200 to $300 million
 2007 Projected Development FFO Dilution                                                             $10 to $12 million
 2007 Incremental Development FFO Dilution vs. 2006                                                    $6 to $7 million

Non-Property Income
 Non-Property Income, Net                                                                            $13 to $16 million
  Includes: Fee and asset management income, net of expenses and
  Interest and other income
 Gain on Sale of Undeveloped Land                                                                     $0 to $10 million

Corporate Expenses
 General and Administrative and Property Management Expense                                          $49 to $53 million

Debt
 Capitalized Interest                                                                                $20 to $22 million
 Expensed Interest                                                                                 $109 to $114 million
 LIBOR                                                                                                             5.35%

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.


CAMDEN                                               NON-GAAP FINANCIAL MEASURES
                                                   DEFINITIONS & RECONCILIATIONS
                                        (In thousands, except per share amounts)
--------------------------------------------------------------------------------


(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO
---

The National Association of Real Estate Investment Trusts ("NAREIT")
currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                                                Three Months Ended   Twelve Months Ended
                                                                                  December 31,          December 31,
                                                                               -------------------   -------------------
                                                                                 2006      2005        2006      2005
                                                                               --------- ---------   -------------------
 Net income                                                                    $ 31,364  $ 12,887    $232,846 $ 199,086
 Real estate depreciation and amortization from continuing operations            39,919    44,989     155,883   162,228
 Real estate depreciation from discontinued operations                                -     1,162       1,350     6,549
 Adjustments for unconsolidated joint ventures                                    1,021     1,049       3,326     4,298
 Income from continuing operations allocated to common units                      1,109       425      15,708     2,051
 Income from discontinued operations allocated to common units                      148       121       1,829       464
 (Gain) loss on sale of operating properties                                        100         -     (91,481) (132,117)
 (Gain) on sale of discontinued operations                                      (18,937)        -     (78,823)  (36,104)
 (Gain) on sale of joint venture properties                                           -   (11,165)     (2,848)  (11,165)
                                                                               --------- ---------   -------------------
     Funds from operations - diluted                                           $ 54,724  $ 49,468    $237,790 $ 195,290
                                                                               ========= =========   ===================

Weighted average number of common and
common equivalent shares outstanding:
     EPS diluted                                                                 59,738    56,869      59,524    56,313
     FFO diluted                                                                 62,994    58,741      61,253    56,313

Net income per common share - diluted                                          $   0.53  $   0.23    $   3.96 $    3.58
FFO per common share - diluted                                                 $   0.87  $   0.84    $   3.88 $    3.47

Expected FFO
-----------------------------------------------------------------------------
Expected FFO is calculated in a method consistent with historical FFO, and
is  considered  an  appropriate   supplemental  measure  of  expected  operating
performance when compared to expected net income (EPS). A reconciliation  of the ranges  provided for  expected net income per diluted  share to expected FFO per diluted share is provided below:

                                                                                   1Q07 Range            2007 Range
                                                                                  Low      High         Low      High
                                                                               --------- ---------   -------- ---------

Expected net income per share - diluted                                        $   0.20  $   0.24    $   0.95 $    1.25
Expected difference between EPS and fully diluted FFO shares                      (0.01)    (0.01)      (0.05)    (0.05)
Expected real estate depreciation                                                  0.64      0.64        2.55      2.55
Expected adjustments for unconsolidated joint ventures                             0.02      0.02        0.06      0.06
Expected income allocated to common units                                          0.02      0.02        0.09      0.09
Expected (gain) on sale of properties held in joint ventures                       0.00      0.00        0.00      0.00
Expected (gain) on sale of properties and properties held for sale                 0.00      0.00        0.00      0.00
                                                                               --------- ---------   --------- --------
Expected FFO per share - diluted                                               $   0.87  $   0.91    $   3.60 $    3.90


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                               NON-GAAP FINANCIAL MEASURES
                                                   DEFINITIONS & RECONCILIATIONS
                                        (In thousands, except per share amounts)
--------------------------------------------------------------------------------

Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate  supplemental  measure of operating  performance to net income because it reflects the operating  performance of our communities without allocation  of  corporate  level  property  management  overhead  or general and administrative  costs. A reconciliation of net income to net operating income is provided below:

                                                                                Three Months Ended   Twelve Months Ended
                                                                                   December 31,         December 31,
                                                                                ------------------   -------------------
                                                                                  2006      2005       2006      2005
                                                                                ------------------   -------------------
Net income                                                                      $ 31,364 $ 12,887    $232,846 $ 199,086
Fee and asset management                                                          (3,011)  (1,983)    (14,041)  (12,912)
Sale of technology investments                                                         -       (7)     (1,602)  (24,206)
Interest and other income                                                         (3,674)    (972)     (9,771)   (7,373)
Income on deferred compensation plans                                             (5,808)  (1,094)    (10,116)   (6,421)
Property management expense                                                        4,669    4,795      18,490    16,145
Fee and asset management expense                                                   1,089    1,898       9,382     6,897
General and administrative expense                                                12,285    6,828      37,584    24,845
Transaction compensation and merger expenses                                           -        -           -    14,085
Impairment provision on technology investments                                         -      130           -       130
Interest expense                                                                  26,752   30,132     118,344   111,548
Depreciation and amortization                                                     40,565   45,588     158,510   164,705
Amortization of deferred financing costs                                             916      867       3,813     3,739
Expense on deferred compensation plans                                             5,808    1,094      10,116     6,421
Gain (loss) on sale of properties, including land                                    104     (797)    (97,452) (132,914)
Impairment loss on sale of land                                                        -      339           -       339
Equity in (income) loss of joint ventures                                           (642) (11,521)     (5,156)  (10,049)
Distributions on perpetual preferred units                                         1,750    1,750       7,000     7,028
Original issuance costs on redeemed perpetual preferred units                          -        -           -       365
Income allocated to common units and other minority interests                      1,413      467      16,163     2,223
Income from discontinued operations                                               (1,436)  (2,131)     (6,434)   (8,249)
Gain on sale of discontinued operations                                          (18,879)     (60)    (99,273)  (36,175)
Income from discontinued operations allocated to common units                        148      121       1,829       464
                                                                                ------------------   -------------------
   Net Operating Income (NOI)                                                   $ 93,413 $ 88,331    $370,232 $ 319,721

"Same Property" Communities                                                     $ 79,343 $ 74,650    $313,279 $ 271,837
Non-"Same Property" Communities                                                    9,851    8,039      34,484    20,916
Development and Lease-Up Communities                                               3,736      289       9,277       318
Dispositions / Other                                                                 483    5,353      13,192    26,650
                                                                                ------------------   -------------------
  Net Operating Income (NOI)                                                    $ 93,413 $ 88,331    $370,232 $ 319,721


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization,  including net operating income from discontinued
operations,  excluding equity in income of joint ventures,  gain on sale of real estate assets, and income allocated to minority interests. The Company considers
EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.  A reconciliation of net income to EBITDA is provided below:

                                                                                Three Months Ended   Twelve Months Ended
                                                                                   December 31,         December 31,
                                                                                ------------------   -------------------
                                                                                  2006     2005        2006      2005
                                                                                ------------------   -------------------
Net income                                                                      $ 31,364 $ 12,887    $232,846 $ 199,086
Interest expense                                                                  26,752   30,132     118,344   111,548
Amortization of deferred financing costs                                             916      867       3,813     3,739
Depreciation and amortization                                                     40,565   45,588     158,510   164,705
Distributions on perpetual preferred units                                         1,750    1,750       7,000     7,028
Original issuance costs on redeemed perpetual preferred units                          -        -           -       365
Income allocated to common units and other minority interests                      1,413      467      16,163     2,223
Real estate depreciation from discontinued operations                                  -    1,162       1,350     6,549
(Gain) loss on sale of properties, including land                                    104     (797)    (97,452) (132,914)
Impairment loss on sale of land                                                        -      339           -       339
Equity in income of joint ventures                                                  (642) (11,521)     (5,156)  (10,049)
Gain on sale of discontinued operations                                          (18,879)     (60)    (99,273)  (36,175)
Income from discontinued operations allocated to common units                        148      121       1,829       464
                                                                                ------------------   -------------------
 EBITDA                                                                         $ 83,491 $ 80,935    $337,974 $ 316,908


 CAMDEN                                                                                                       OTHER DATA
 -----------------------------------------------------------------------------------------------------------------------
 (Unaudited)

 Stock Symbol:                                  CPT

 Exchange Traded:                               NYSE

 Senior Unsecured Debt Ratings:                                            Rating    Outlook
                                                                          --------- ---------
                                                Standard & Poors               BBB+    Stable
                                                Fitch                          BBB+    Stable
                                                Moody's                        Baa2  Positive


 Estimated Future Dates:                                                   Q1 '07    Q2 '07    Q3 '07    Q4 '07
                                                                          --------- --------- --------- ---------
  Earnings release & conference call                                      Early Apr Early Aug Early Nov Early Feb

 Dividend Information - Common Shares:                                     Q1 '06    Q2 '06    Q3 '06    Q4 '06
                                                                          --------- --------- --------- ---------
  Declaration Date                                                        03/15/06  06/15/06  09/15/06  12/08/06
  Record Date                                                             03/31/06  06/30/06  09/29/06  12/22/06
  Payment Date                                                            04/17/06  07/17/06  10/17/06  01/17/07
  Distributions Per Share                                                    $0.66     $0.66     $0.66     $0.66


 Investor Relations Data:

  Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
       Supplemental Data upon request.

  For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
       1-800-9CAMDEN or (713) 354-2787.

  To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com

  For questions contact:

   Richard J. Campo                                    Chairman & Chief Executive Officer
   D. Keith Oden                                       President & Chief Operating Officer
   Dennis M. Steen                                     Chief Financial Officer
   Kimberly A. Callahan                                Vice President- Investor Relations & Asset Management


CAMDEN                                                                                                  COMMUNITY TABLE
                                                                                    Community Statistics as of 12/31/06

------------------------------------------------------------------------------------------------------------------------

(Unaudited)
                                                                                                          4Q06 Avg
                                                                                                     Market Rental Rates
                                                                   Year                              -------------------
                                                                  Placed Average Apartment  4Q06 Avg   Per
Community Name                                City      State  in Service  Size    Homes    Occupancy  Home  Per Sq. Ft.
------------------------------------------------------------------------------------------------------------------------

   Camden Copper Square                   Phoenix       AZ         2000    786       332        95%    831         1.06
   Camden Fountain Palms (1)              Peoria        AZ    1986/1996  1,050       192        94%    803         0.76
   Camden Legacy                          Scottsdale    AZ         1996  1,067       428        94%  1,035         0.97
   Camden Pecos Ranch (1)                 Chandler      AZ         2001    924       272        96%    880         0.95
   Camden San Paloma                      Scottsdale    AZ    1993/1994  1,042       324        95%  1,085         1.04
   Camden Sierra (1)                      Peoria        AZ         1997    925       288        92%    783         0.85
   Camden Towne Center (1)                Glendale      AZ         1998    871       240        95%    803         0.92
   Camden Vista Valley                    Mesa          AZ         1986    923       357        94%    734         0.80
========================================================================================================================
          TOTAL ARIZONA                              8  Properties         951     2,433        94%    881         0.93

   Camden Crown Valley                    Mission Viejo CA         2001  1,009       380        93%  1,625         1.61
   Camden Harbor View                     Long Beach    CA         2004    976       538        92%  2,072         2.12
   Camden Martinique                      Costa Mesa    CA         1986    795       714        93%  1,330         1.67
   Camden Parkside (1)                    Fullerton     CA         1972    836       421        96%  1,272         1.52
   Camden Sea Palms                       Costa Mesa    CA         1990    891       138        95%  1,516         1.70
                                          ------------------------------------------------------------------------------
          Total Los Angeles/Orange County            5  Properties         890     2,191        93%  1,564         1.76

   Camden Sierra at Otay Ranch            Chula Vista   CA         2003    962       422        94%  1,467         1.52
   Camden Tuscany                         San Diego     CA         2003    891       160        97%  1,937         2.17
   Camden Vineyards                       Murrieta      CA         2002  1,053       264        92%  1,323         1.26
                                          ------------------------------------------------------------------------------
          Total San Diego/Inland Empire              3  Properties         977       846        94%  1,511         1.55

========================================================================================================================
          TOTAL CALIFORNIA                           8  Properties         915     3,037        94%  1,549         1.69

   Camden Arbors                          Westminster   CO         1986    792       358        92%    680         0.86
   Camden Caley                           Englewood     CO         2000    925       218        94%    831         0.90
   Camden Centennial                      Littleton     CO         1985    744       276        95%    655         0.88
   Camden Denver West (1)                 Golden        CO         1997  1,015       320        94%    962         0.95
   Camden Highlands Ridge                 Highlands     CO
                                           Ranch                   1996  1,149       342        94%  1,003         0.87
   Camden Interlocken                     Broomfield    CO         1999  1,022       340        94%  1,021         1.00
   Camden Lakeway                         Littleton     CO         1997    932       451        92%    864         0.93
   Camden Pinnacle                        Westminster   CO         1985    748       224        92%    604         0.81
========================================================================================================================
          TOTAL COLORADO                             8  Properties         927     2,529        93%    842         0.91

   Camden Ashburn Farms                   Ashburn       VA         2000  1,061       162        97%  1,302         1.23
   Camden Fair Lakes                      Fairfax       VA         1999    996       530        93%  1,481         1.49
   Camden Fairfax Corner (2)              Fairfax       VA         2006    934       488   Lease-up  1,534         1.64
   Camden Fallsgrove                      Rockville     MD         2004    996       268        96%  1,521         1.53
   Camden Grand Parc                      Washington    DC         2002    904       105        97%  2,108         2.33
   Camden Lansdowne                       Leesburg      VA         2002  1,006       690        94%  1,329         1.32
   Camden Largo Town Center               Largo         MD         2000  1,042       219        96%  1,577         1.51
   Camden Roosevelt                       Washington    DC         2003    856       198        99%  2,076         2.43
   Camden Russett                         Laurel        MD         2000  1,025       426        94%  1,302         1.27
   Camden Silo Creek                      Washington    DC         2004    971       284        95%  1,297         1.34
   Camden Westwind (2)                    Ashburn       VA         2006  1,036       464   Lease-up  1,402         1.35
========================================================================================================================
          TOTAL DC METRO                            11  Properties         992     3,834        95%  1,466         1.48

   Camden Aventura                        Aventura      FL         1995  1,106       379        95%  1,435         1.30
   Camden Doral                           Miami         FL         1999  1,172       260        96%  1,450         1.24
   Camden Doral Villas                    Miami         FL         2000  1,253       232        95%  1,560         1.25
   Camden Las Olas                        Ft.           FL
                                           Lauderdale              2004  1,043       420        96%  1,637         1.57
   Camden Plantation                      Plantation    FL         1997  1,152       502        93%  1,370         1.19
   Camden Portofino                       Pembroke      FL
                                           Pines                   1995  1,307       322        94%  1,335         1.02
   Summit Brickell                        Miami         FL         2003    937       405        99%  1,457         1.56
                                          ------------------------------------------------------------------------------
          Total Southeast Florida                    7  Properties       1,124     2,520        95%  1,460         1.30

   Camden Club                            Longwood      FL         1986  1,077       436        96%    952         0.88
   Camden Hunter's Creek                  Orlando       FL         2000  1,082       270        93%  1,036         0.96
   Camden Lago Vista                      Orlando       FL         2005    954       366        96%  1,006         1.06
   Camden Landings                        Orlando       FL         1983    748       220        95%    778         1.04
   Camden Lee Vista                       Orlando       FL         2000    937       492        93%    904         0.96
   Camden Renaissance                     Altamonte     FL
                                           Springs            1996/1998    899       578        94%    927         1.03
   Camden Reserve                         Orlando       FL    1990/1991    824       526        94%    836         1.01
   Camden World Gateway                   Orlando       FL         2000    979       408        96%  1,033         1.06
                                          ------------------------------------------------------------------------------
          Total Orlando                              8  Properties         937     3,296        95%    933         1.00



CAMDEN                                                                                                  COMMUNITY TABLE
                                                                                    Community Statistics as of 12/31/06
------------------------------------------------------------------------------------------------------------------------

(Unaudited)


   Camden Bay                             Tampa         FL    1997/2001    943       760        91%    913         0.97
   Camden Bay Pointe                      Tampa         FL         1984    771       368        95%    768         1.00
   Camden Bayside                         Tampa         FL    1987/1989    748       832        94%    794         1.06
   Camden Citrus Park                     Tampa         FL         1985    704       247        98%    733         1.04
   Camden Isles                           Tampa         FL    1983/1985    722       484        92%    725         1.00
   Camden Lakes                           St.           FL
                                           Petersburg         1982/1983    728       688        94%    753         1.03
   Camden Lakeside                        Brandon       FL         1986    728       228        94%    796         1.09
   Camden Live Oaks                       Tampa         FL         1990  1,093       770        92%    823         0.75
   Camden Preserve                        Tampa         FL         1996    942       276        92%  1,123         1.19
   Camden Providence Lakes                Brandon       FL         1996  1,024       260        88%    926         0.90
   Camden Westshore                       Tampa         FL         1986    728       278        92%    828         1.14
   Camden Woods                           Tampa         FL         1986  1,223       444        92%    897         0.73
                                          ------------------------------------------------------------------------------
          Total Tampa/St. Petersburg                12  Properties         874     5,635        93%    831         0.95

========================================================================================================================
          TOTAL FLORIDA                             27  Properties         947    11,451        94%    999         1.05

   Camden Brookwood                       Atlanta       GA         2002    906       359        92%    998         1.10
   Camden Dunwoody                        Atlanta       GA         1997  1,007       324        92%    936         0.93
   Camden Deerfield                       Alpharetta    GA         2000  1,187       292        92%    938         0.79
   Camden Midtown Atlanta                 Atlanta       GA         2001    953       296        97%  1,038         1.09
   Camden River                           Duluth        GA         1997  1,103       352        96%    859         0.78
   Camden Peachtree City                  Peachtree     GA
                                           City                    2001  1,026       399        96%    843         0.82
   Camden Shiloh                          Kennesaw      GA    1999/2002  1,151       232        96%    855         0.74
   Camden St. Clair                       Atlanta       GA         1997    969       336        94%    940         0.97
   Camden Stockbridge                     Stockbridge   GA         2003  1,009       304        93%    787         0.78
   Camden Sweetwater                      Lawrenceville GA         2000  1,151       308        93%    822         0.71
========================================================================================================================
          TOTAL GEORGIA                             10  Properties       1,041     3,202        94%    902         0.87

   Camden Brookside (1)                   Louisville    KY         1987    732       224        97%    609         0.83
   Camden Downs                           Louisville    KY         1975    682       254        94%    534         0.78
   Camden Meadows (1)                     Louisville    KY    1987/1990    746       400        95%    630         0.84
   Camden Oxmoor (1)                      Louisville    KY         2000    903       432        95%    758         0.84
   Camden Prospect Park (1)               Louisville    KY         1990    916       138        94%    710         0.78
========================================================================================================================
          TOTAL KENTUCKY                             5  Properties         795     1,448        95%    656         0.82

   Camden Passage (1)                     Kansas City   MO    1989/1997    832       596        95%    655         0.79
                                          ------------------------------------------------------------------------------
          Total Kansas City                          1  Property           832       596        95%    655         0.79

   Camden Cedar Lakes (1)                 Lake St.      MO
                                           Louis                   1986    852       420        91%    656         0.77
   Camden Cove West (1)                   Creve Coeur   MO         1990    828       276        93%    832         1.01
   Camden Cross Creek (1)                 St. Louis     MO    1973/1980    947       591        95%    738         0.78
   Camden Taravue                         St. Louis     MO         1975    676       304        91%    545         0.81
   Camden Trace                           Maryland      MO
                                           Heights                 1972  1,158       372        93%    762         0.66
   Camden Westchase (1)                   St. Louis     MO         1986    945       160        93%    836         0.88
                                          ------------------------------------------------------------------------------
          Total St. Louis                            6  Properties         910     2,123        93%    718         0.79

========================================================================================================================
          TOTAL MISSOURI                             7  Properties         893     2,719        93%    704         0.79

   Camden Bel Air                         Las Vegas     NV    1988/1995    943       528        97%    891         0.94
   Camden Breeze                          Las Vegas     NV         1989    846       320        96%    837         0.99
   Camden Canyon                          Las Vegas     NV         1995    987       200        97%    928         0.94
   Camden Commons                         Henderson     NV         1988    936       376        96%    915         0.98
   Camden Cove                            Las Vegas     NV         1990    898       124        96%    844         0.94
   Camden Del Mar                         Las Vegas     NV         1995    986       560        95%    993         1.01
   Camden Fairways                        Henderson     NV         1989    896       320        94%    922         1.03
   Camden Hills                           Las Vegas     NV         1991    579       184        97%    641         1.11
   Camden Legends                         Henderson     NV         1994    792       113        98%    862         1.09
   Camden Palisades                       Las Vegas     NV         1991    905       624        96%    908         1.00
   Camden Pines (1)                       Las Vegas     NV         1997  1,005       315        97%    930         0.92
   Camden Pointe                          Las Vegas     NV         1996    985       252        96%    897         0.91
   Camden Summit (1)                      Henderson     NV         1995  1,187       234        96%  1,217         1.02
   Camden Tiara (1)                       Las Vegas     NV         1996  1,043       400        96%    990         0.95
   Camden Vintage                         Las Vegas     NV         1994    978       368        92%    865         0.88
   Oasis Bay (1)                          Las Vegas     NV         1990    876       128        93%    830         0.95
   Oasis Crossings (1)                    Las Vegas     NV         1996    983        72        97%    871         0.89
   Oasis Emerald (1)                      Las Vegas     NV         1988    873       132        95%    773         0.89


CAMDEN                                                                                                  COMMUNITY TABLE
                                                                                    Community Statistics as of 12/31/06
------------------------------------------------------------------------------------------------------------------------

(Unaudited)

   Oasis Gateway (1)                      Las Vegas     NV         1997  1,146       360        93%    963         0.84
   Oasis Island (1)                       Las Vegas     NV         1990    901       118        92%    762         0.85
   Oasis Landing (1)                      Las Vegas     NV         1990    938       144        94%    825         0.88
   Oasis Meadows (1)                      Las Vegas     NV         1996  1,031       383        95%    866         0.84
   Oasis Palms (1)                        Las Vegas     NV         1989    880       208        93%    819         0.93
   Oasis Pearl (1)                        Las Vegas     NV         1989    930        90        98%    764         0.82
   Oasis Place (1)                        Las Vegas     NV         1992    440       240        94%    590         1.34
   Oasis Ridge (1)                        Las Vegas     NV         1984    391       477        93%    534         1.37
   Oasis Sands                            Las Vegas     NV         1994  1,125        48        96%    872         0.77
   Oasis Sierra (1)                       Las Vegas     NV         1998    922       208        95%    917         0.99
   Oasis Springs (1)                      Las Vegas     NV         1988    838       304        94%    747         0.89
   Oasis Vinings (1)                      Las Vegas     NV         1994  1,152       234        94%    873         0.76
========================================================================================================================
          TOTAL NEVADA                              30  Properties         908     8,064        95%    866         0.95

   Camden Ballantyne                      Charlotte     NC         1998  1,053       400        94%    874         0.83
   Camden Cotton Mills                    Charlotte     NC         2002    906       180        94%  1,272         1.40
   Camden Dilworth                        Charlotte     NC         2006    857       145        97%  1,213         1.42
   Camden Eastchase                       Charlotte     NC         1986    698       220        91%    546         0.78
   Camden Fairview                        Charlotte     NC         1983  1,036       135        95%    780         0.75
   Camden Forest                          Charlotte     NC         1989    703       208        92%    605         0.86
   Camden Foxcroft                        Charlotte     NC         1979    940       156        94%    698         0.74
   Camden Grandview                       Charlotte     NC         2000  1,145       266        92%  1,355         1.18
   Camden Habersham                       Charlotte     NC         1986    773       240        96%    637         0.82
   Camden Park Commons                    Charlotte     NC         1997    859       232        96%    694         0.81
   Camden Pinehurst                       Charlotte     NC         1967  1,147       407        94%    759         0.66
   Camden Sedgebrook                      Charlotte     NC         1999  1,017       368        95%    805         0.79
   Camden Simsbury                        Charlotte     NC         1985    874       100        95%    741         0.85
   Camden South End                       Charlotte     NC         2003    883       299        91%  1,103         1.25
   Camden Stonecrest                      Charlotte     NC         2001  1,169       306        95%    931         0.80
   Camden Timber Creek                    Charlotte     NC         1984    706       352        93%    568         0.81
   Camden Touchstone                      Charlotte     NC         1986    899       132        94%    695         0.77
                                          ------------------------------------------------------------------------------
          Total Charlotte                           17  Properties         941     4,146        94%    838         0.89

   Camden Glen                            Greensboro    NC         1980    662       304        93%    570         0.86
   Camden Wendover                        Greensboro    NC         1985    795       216        94%    612         0.77
                                          ------------------------------------------------------------------------------
          Total Greensboro                           2  Properties         717       520        94%    587         0.82

   Camden Crest                           Raleigh       NC         2001  1,129       438        94%    767         0.68
   Camden Governor's Village              Chapel Hill   NC         1999  1,134       242        90%    841         0.74
   Camden Lake Pine                       Apex          NC         1999  1,075       446        93%    795         0.74
   Camden Manor Park (2)                  Raleigh       NC         2006    966       484   Lease-up    846         0.88
   Camden Overlook                        Raleigh       NC         2001  1,056       320        92%    835         0.79
   Camden Reunion Park                    Apex          NC    2000/2004    972       420        91%    653         0.67
   Camden Westwood                        Morrisville   NC         1999  1,112       354        94%    740         0.67
                                          ------------------------------------------------------------------------------
          Total Raleigh                              7  Properties       1,056     2,704        92%    779         0.74

========================================================================================================================
          TOTAL NORTH CAROLINA                      26  Properties         967     7,370        93%    799         0.83

   Camden Valleybrook                     Chadds Ford   PA         2002    992       352        94%  1,287         1.30
========================================================================================================================
          TOTAL PENNSYLVANIA                         1  Property           992       352        94%  1,287         1.30

   Camden Briar Oaks                      Austin        TX         1980    711       430        93%    582         0.82
   Camden Gaines Ranch                    Austin        TX         1997    955       390        97%    996         1.04
   Camden Huntingdon                      Austin        TX         1995    903       398        95%    725         0.80
   Camden Laurel Ridge                    Austin        TX         1986    702       183        97%    596         0.85
   Camden Ridge View                      Austin        TX         1984    859       167        95%    606         0.71
   Camden Ridgecrest                      Austin        TX         1995    851       284        93%    654         0.77
   Camden Stoneleigh                      Austin        TX         2001    908       390        96%    817         0.90
   Camden Woodview                        Austin        TX         1984    644       283        96%    609         0.94
                                          ------------------------------------------------------------------------------
          Total Austin                               8  Properties         827     2,525        95%    718         0.87

   Camden Breakers                        Corpus        TX
                                           Christi                 1996    868       288        91%    824         0.95
   Camden Copper Ridge                    Corpus        TX
                                           Christi                 1986    775       344        94%    638         0.82
   Camden Miramar (3)                     Corpus        TX
                                           Christi            1994-2004    468       778        97%    825         1.76
                                          ------------------------------------------------------------------------------
          Total Corpus Christi                       3  Properties         625     1,410        93%    779         1.25


CAMDEN                                                                                                  COMMUNITY TABLE
                                                                                    Community Statistics as of 12/31/06
------------------------------------------------------------------------------------------------------------------------

(Unaudited)

   Camden Addison (1)                     Addison       TX         1996    942       456        94%    806         0.86
   Camden Buckingham                      Richardson    TX         1997    919       464        95%    786         0.85
   Camden Centreport                      Ft. Worth     TX         1997    910       268        92%    764         0.84
   Camden Cimarron                        Irving        TX         1992    772       286        95%    748         0.97
   Camden Farmers Market                  Dallas        TX         2001    916       620        95%    910         0.99
   Camden Farmers Market II               Dallas        TX         2005    970       284        92%    974         1.00
   Camden Gardens                         Dallas        TX         1983    652       256        93%    541         0.83
   Camden Glen Lakes                      Dallas        TX         1979    877       424        92%    679         0.77
   Camden Lakeview                        Irving        TX         1985    853       476        94%    611         0.72
   Camden Legacy Creek                    Plano         TX         1995    831       240        96%    796         0.96
   Camden Legacy Park                     Plano         TX         1996    871       276        97%    808         0.93
   Camden Oasis                           Euless        TX         1986    548       602        93%    540         0.99
   Camden Place                           Mesquite      TX         1984    772       442        92%    577         0.75
   Camden Ridge                           Ft. Worth     TX         1985    829       208        93%    602         0.73
   Camden Springs                         Dallas        TX         1987    713       304        93%    560         0.79
   Camden Terrace                         Ft. Worth     TX         1984    848       340        93%    589         0.70
   Camden Towne Village                   Mesquite      TX         1983    735       188        93%    613         0.83
   Camden Valley Creek                    Irving        TX         1984    855       380        94%    634         0.74
   Camden Valley Park                     Irving        TX         1986    743       516        94%    615         0.83
   Camden Valley Ridge                    Irving        TX         1987    773       408        94%    566         0.73
   Camden Westview                        Lewisville    TX         1983    697       335        94%    579         0.83
                                          ------------------------------------------------------------------------------
          Total Dallas/Ft. Worth                    21  Properties         810     7,773        94%    681         0.84

   Camden Baytown                         Baytown       TX         1999    844       272        94%    801         0.95
   Camden Creek                           Houston       TX         1984    639       456        93%    580         0.91
   Camden Greenway                        Houston       TX         1999    861       756        95%    977         1.14
   Camden Holly Springs (1)               Houston       TX         1999    934       548        92%    882         0.94
   Camden Midtown                         Houston       TX         1999    843       337        98%  1,093         1.30
   Camden Oak Crest                       Houston       TX         2003    870       364        93%    796         0.91
   Camden Park (1)                        Houston       TX         1995    866       288        95%    772         0.89
   Camden Royal Oaks (2)                  Houston       TX         2006    923       236   Lease-up  1,065         1.15
   Camden Steeplechase                    Houston       TX         1982    748       290        93%    629         0.84
   Camden Stonebridge                     Houston       TX         1993    845       204        95%    769         0.91
   Camden Sugar Grove (1)                 Stafford      TX         1997    917       380        94%    842         0.92
   Camden Vanderbilt                      Houston       TX    1996/1997    863       894        96%  1,029         1.19
   Camden West Oaks                       Houston       TX         1982    726       671        94%    571         0.79
                                          ------------------------------------------------------------------------------
          Total Houston                             13  Properties         833     5,696        94%    843         1.01

========================================================================================================================
          TOTAL TEXAS                               45  Properties         805    17,404        94%    747         0.93

========================================================================================================================
TOTAL PROPERTIES                                   186  Properties         905    63,843        94%    910         1.01
========================================================================================================================

(1)  Communities owned through investment in joint venture.

(2) Completed communities in lease-up as of December 31, 2006 are excluded from total occupancy numbers.

(3) Miramar is a student housing community which is excluded from total occupancy numbers.